UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21050

Name of Fund: BlackRock New Jersey Municipal Bond Trust (BLJ)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New Jersey

Municipal Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2013

Date of reporting period: 08/31/2013

Item 1 – Report to Stockholders

AUGUST 31, 2013

ANNUAL REPORT

BlackRock	Maryland Municipal Bond Trust (BZM)
BlackRock	Massachusetts Tax-Exempt Trust (MHE)
BlackRock	MuniHoldings New York Quality Fund, Inc. (MHN)
BlackRock	New Jersey Municipal Bond Trust (BLJ)
BlackRock	New York Municipal Bond Trust (BQH)
BlackRock	New York Municipal Income Quality Trust (BSE)
BlackRock	New York Municipal Income Trust II (BFY)
BlackRock	Virginia Municipal Bond Trust (BHV)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	AUGUST 31, 2013

Dear Shareholder

Though we’ve seen spates of volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Financial markets rallied last fall after the European Central Bank and the US Federal Reserve announced aggressive monetary stimulus programs, substantially increasing global liquidity. But markets weakened later in the year amid slowing global trade as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at risk for recession.

The worst of the fiscal cliff was averted with a last-minute tax deal, allowing markets to get off to a good start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies coupled with the absence of negative headlines from Europe created an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.)

February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy and a severe banking crisis in Cyprus, while a poor outlook for European economies also dampened sentiment for overseas investment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, equity markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the extreme level of volatility in interest rates. Improving economic data and a positive outlook for corporate earnings helped financial markets regain strength in July, with major US equity indices hitting new record highs. However, markets slumped again in August as investors became more wary amid a number of unknowns. Mixed economic data spurred heightened uncertainty about the future of global growth and investors grew anxious about the timing and extent to which the US Federal Reserve would scale back on its asset-purchase program. Meanwhile, escalating political turmoil in Egypt and Syria renewed concerns about the impact of the broader issue of growing unrest in many countries across the Middle East-North Africa region.

On the whole, developed market equities generated strong returns for the 6- and 12-month periods ended August 31, 2013. Emerging markets, in contrast, suffered the impact of slowing growth and concerns about a shrinking global money supply. Extraordinary levels of interest rate volatility in the latter part of the period resulted in poor performance for most fixed income assets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. Conversely, high yield bonds posted gains as the sector continued to benefit from investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Markets remain volatile, and investors continue to face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though we’ve seen spates of volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	8.95%	18.70%
US small cap equities (Russell 2000® Index)	11.73	26.27
International equities (MSCI Europe, Australasia, Far East Index)	3.71	18.66
Emerging market equities (MSCI Emerging Markets Index)	(10.29)	0.54
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(6.10)	(7.51)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.61)	(2.47)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(5.99)	(3.74)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	0.84	7.56
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended August 31, 2013

Municipal Market Conditions

In the earlier months of the period, municipal bond supply was met with robust demand as investors were starved for yield in the low-rate, low-return environment. Investors poured into municipal bond mutual funds, favoring long-duration and high-yield funds as they tend to provide higher levels of income.

However, market conditions turned less favorable in May and municipal bond funds saw strong outflows in the last four months of the period, resulting in net outflows of approximately $18 billion for the 12-month period as a whole (based on data from the Investment Company Institute). Signals from the US Federal Reserve suggesting a retrenchment of its bond-buying stimulus program led to rising interest rates and waning demand. (Bond prices fall as rates rise.) High levels of interest rate volatility resulted in a sharp curtailment of tax-exempt issuance in May through period end. However, from a historical perspective, total new issuance for the 12 months ended August 31, 2013 remained relatively strong at $348 billion (down modestly from the $379 billion issued in the prior 12-month period). A significant portion of new supply during this period (roughly 60%) was attributable to refinancing activity as issuers took advantage of lower interest rates to reduce their borrowing costs. Total new supply was also supported by recent activity in the taxable market, where taxable-municipal issuance was up 41% year-over-year.

S&P Municipal Bond Index
Total Returns as of August 31, 2013
6 months : (5.99)%
12 months : (3.74)%

A Closer Look at Yields

From August 31, 2012 to August 31, 2013, municipal yields increased by 156 basis points (“bps”) from 2.89% to 4.45% on AAA-rated 30-year municipal bonds, while increasing 120 bps from 1.74% to 2.94% on 10-year bonds and rising another 83 bps from 0.69% to 1.52% on 5-year issues (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period as the spread between 2- and 30-year maturities widened by 142 bps and the spread between 2- and 10-year maturities widened by 106 bps.

During the same time period, US Treasury rates rose by 103 bps on 30-year and 124 bps on 10-year bonds, while moving up 105 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries on the long end of the yield curve as investors sought to reduce risk later in the period. On the short end of the curve, moderate outperformance versus Treasuries was driven largely by a supply/demand imbalance within the municipal market while evidence of a recovering domestic economy coupled with the removal of certain political and tax policy uncertainties pushed interest rates higher. As higher US tax rates began to appear imminent late in 2012, municipal bonds benefited from the increased appeal of tax-exempt investing. The municipal asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in today’s environment, particularly as the recent correction has restored value in the market and placed yields at levels not obtainable since early 2011.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 13 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in this fragile economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	AUGUST 31, 2013

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Trusts issue Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Trusts invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 3 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Trust’s total assets less the sum of its accrued liabilities). In addition, each Trust with VRDP Shares outstanding limits its economic leverage to 45% of its total managed assets. As of August 31, 2013, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BZM	39%
MHE	41%
MHN	43%
BLJ	41%
BQH	42%
BSE	41%
BFY	43%
BHV	40%

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments, including financial futures contracts and options, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold an investment that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	5

Trust Summary as of August 31, 2013	BlackRock Maryland Municipal Bond Trust

Trust Overview

BlackRock Maryland Municipal Bond Trust’s (BZM) (the “Trust”) investment objective is to provide current income exempt from regular federal income taxes and Maryland personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Maryland personal income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12 months ended August 31, 2013, the Trust returned (27.84)% based on market price and (10.24)% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of (15.67)% based on market price and (9.39)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s duration exposure (sensitivity to interest rate movements) detracted from performance as tax-exempt municipal rates increased significantly during the period. (Bond prices fall when yields rise.) Exposure to the long end of the yield curve hurt returns as rates increased more in the long end than in the short end of the curve. The Trust’s credit exposure had a negative impact on results as spreads widened during the period, especially in Puerto Rico bonds. (Interest rates on lower quality bonds increased more than on higher quality municipal bonds.) Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s total return.

•

Contributing positively to performance was the Trust’s income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds. Exposure to pre-refunded bonds with terms of less than five years also helped returns as investors fled longer-term investments in favor of shorter-duration instruments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”) MKT	BZM
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2013 ($12.66)[1]	5.92%
Tax Equivalent Yield[2]	11.10%
Current Monthly Distribution per Common Share[3]	$0.0625
Current Annualized Distribution per Common Share[3]	$0.7500
Economic Leverage as of August 31, 2013[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 46.65%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

6	ANNUAL REPORT	AUGUST 31, 2013

BlackRock Maryland Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$12.66	$18.43	(31.31)%	$19.08	$12.21
Net Asset Value	$13.33	$15.60	(14.55)%	$16.10	$13.29

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	8/31/13	8/31/12
Transportation	19%	18%
Education	17	17
Health	17	14
County/City/Special District/School District	16	18
Housing	15	14
Utilities	12	11
State	3	5
Corporate	1	1
Tobacco	—	2

Credit Quality Allocation[1]	8/31/13	8/31/12
AAA/Aaa	15%	12%
AA/Aa	40	40
A	20	27
BBB/Baa	11	8
BB/Ba	1	1
Not Rated[2]	13	12

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2013 and August 31, 2012, the market value of these securities was $1,029,490 and $1,141,310, each representing 2%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	11%
2014	—
2015	7
2016	—
2017	3

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2013	7

Trust Summary as of August 31, 2013	BlackRock Massachusetts Tax-Exempt Trust

Trust Overview

BlackRock Massachusetts Tax-Exempt Trust’s (MHE) (the “Trust”) investment objective is to provide as high a level of current income exempt from both regular federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations (including bonds, notes and capital lease obligations). The Trust invests, under normal market conditions, at least 80% of its assets in obligations that are rated investment grade at the time of investment. Under normal market conditions, the Trust invests its assets so that at least 80% of the income generated by the Trust is exempt from federal income taxes, including federal alternative minimum tax, and Massachusetts personal income taxes. The Trust invests primarily in long term municipal obligations with maturities of more than ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

Effective August 13, 2013, MHE removed its investment policy of investing at least 80% of its total assets in tax-exempt obligations issued on behalf of Massachusetts not-for-profit health and education institutions (“Massachusetts Health & Education Obligations”). In connection with this investment policy amendment, MHE changed its name from “The Massachusetts Health & Education Tax-Exempt Trust” to “BlackRock Massachusetts Tax-Exempt Trust” as of August 13, 2013.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12 months ended August 31, 2013, the Trust returned (15.72)% based on market price and (9.27)% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of (15.67)% based on market price and (9.39)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s longer duration holdings (those with greater sensitivity to interest rate movements) hindered results as the yield curve began to steepen in 2013 (rates on longer-dated bonds rose more than rates on shorter-dated securities). This especially impacted the Trust’s holdings in the education, health and transportation sectors. The Trust’s holdings of Puerto Rico Sales Tax Revenue Bonds had a negative impact on performance as the continued decline of Puerto Rico’s economy and concerns about credit rating agency downgrades resulted in falling prices across Puerto Rico securities. Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s total return.

•

Contributing positively to the Trust’s performance was its use of derivatives to hedge against interest rate risk. Specifically, short positions in US Treasury financial futures enhanced results as interest rates increased during the period. Exposure to pre-refunded bonds with terms of less than five years also helped returns as investors fled longer-term investments in favor of shorter-duration instruments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	MHE
Initial Offering Date	July 23, 1993
Yield on Closing Market Price as of August 31, 2013 ($11.91)[1]	6.30%
Tax Equivalent Yield[2]	11.75%
Current Monthly Distribution per Common Share[3]	$0.0625
Current Annualized Distribution per Common Share[3]	$0.7500
Economic Leverage as of August 31, 2013[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 46.37%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

8	ANNUAL REPORT	AUGUST 31, 2013

BlackRock Massachusetts Tax-Exempt Trust

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$11.91	$14.91	(20.12)%	$16.69	$11.16
Net Asset Value	$12.34	$14.35	(14.01)%	$14.93	$12.33

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	8/31/13	8/31/12
Education	53%	58%
Health	21	20
State	16	17
Housing	6	5
Transportation	4	—

Credit Quality Allocation[1]	8/31/13	8/31/12
AAA/Aaa	7%	7%
AA/Aa	52	51
A	32	32
BBB/Baa	9	9
Not Rated	—	1	[2]

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2012, the market value of these securities was $755,717, representing 1% of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	5%
2014	—
2015	16
2016	2
2017	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2013	9

Trust Summary as of August 31, 2013	BlackRock MuniHoldings New York Quality Fund, Inc.

Trust Overview

BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Trust”) investment objective is to provide shareholders with current income exempt from federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade New York municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Trust. At all times, however, except during temporary defensive periods, the Trust invests at least 65% of its assets in New York Municipal Bonds. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•

For the 12 months ended August 31, 2013, the Trust returned (15.12)% based on market price and (10.59)% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of (15.21)% based on market price and (9.36)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s long duration posture (sensitivity to interest rate movements) detracted from performance as tax-exempt municipal rates increased significantly during the period. (Bond prices fall when yields rise.) The Trust’s holdings were more concentrated on the long end of the yield curve which hurt returns as the yield curve steepened; that is, rates on longer-dated bonds rose more than rates on shorter-dated bonds. Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s total return. The Trust’s exposure to Puerto Rico credits hurt performance as the credit quality of the island’s municipal issuers has deteriorated and the bonds have underperformed. The Trust’s zero-coupon holdings, which have longer durations for their respective maturities, also negatively impacted performance.

•	Contributing positively to performance was the Trust’s income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of August 31, 2013 ($12.65)[1]	7.26%
Tax Equivalent Yield[2]	14.72%
Current Monthly Distribution per Common Share[3]	$0.0765
Current Annualized Distribution per Common Share[3]	$0.9180
Economic Leverage as of August 31, 2013[4]	43%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.67%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

10	ANNUAL REPORT	AUGUST 31, 2013

BlackRock MuniHoldings New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$12.65	$15.86	(20.24)%	$17.10	$12.21
Net Asset Value	$13.14	$15.64	(15.98)%	$16.11	$13.13

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	8/31/13	8/31/12
County/City/Special District/School District	27%	28%
Transportation	25	28
Education	17	11
State	11	11
Utilities	7	9
Health	6	6
Housing	5	3
Corporate	2	2
Tobacco	—	2

Credit Quality Allocation[1]	8/31/13	8/31/12
AAA/Aaa	15%	10%
AA/Aa	47	51
A	33	25
BBB/Baa	3	11
BB/Ba	1	2
Not Rated[2]	1	1

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2013 and August 31, 2012, the market value of these securities was $2,043,158 and $2,036,337, each representing less than 1%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	8%
2014	8
2015	10
2016	6
2017	10

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2013	11

Trust Summary as of August 31, 2013	BlackRock New Jersey Municipal Bond Trust

Trust Overview

BlackRock New Jersey Municipal Bond Trust’s (BLJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey gross income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12 months ended August 31, 2013, the Trust returned (14.12)% based on market price and (10.43)% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of (15.59)% based on market price and (8.91)% based on NAV. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s longer duration holdings (those with greater sensitivity to interest rate movements) hindered results as the yield curve began to steepen in 2013 (rates on longer-dated bonds rose more than rates on shorter-dated securities). This especially impacted the Trust’s holdings in the health, education and transportation sectors. The Trust’s holdings of Puerto Rico Sales Tax Revenue Bonds had a negative impact on performance as the continued decline of Puerto Rico’s economy and concerns about credit rating agency downgrades resulted in falling prices across Puerto Rico securities. Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s total return.

•

Contributing positively to the Trust’s performance was its use of derivatives to hedge against interest rate risk. Specifically, short positions in US Treasury financial futures enhanced results as interest rates increased during the period. Exposure to pre-refunded bonds with terms of less than five years also helped returns as investors fled longer-term investments in favor of shorter-duration instruments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	BLJ
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2013 ($13.54)[1]	6.60%
Tax Equivalent Yield[2]	12.81%
Current Monthly Distribution per Common Share[3]	$0.0745
Current Annualized Distribution per Common Share[3]	$0.8940
Economic Leverage as of August 31, 2013[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

12	ANNUAL REPORT	AUGUST 31, 2013

BlackRock New Jersey Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$13.54	$16.66	(18.73)%	$19.18	$12.84
Net Asset Value	$14.13	$16.67	(15.24)%	$17.34	$14.11

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	8/31/13	8/31/12
Transportation	23%	11%
State	19	36
Education	18	18
County/City/Special District/School District	14	6
Health	9	9
Corporate	9	7
Housing	7	8
Utilities	1	5

Credit Quality Allocation[1]	8/31/13	8/31/12
AAA/Aaa	9%	8%
AA/Aa	38	38
A	36	36
BBB/Baa	6	6
BB/Ba	4	5
B	4	4
Not Rated[2]	3	3

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2013 and August 31, 2012, the market value of these securities was $980,770 and $1,025,320, each representing 2%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	5%
2014	2
2015	—
2016	2
2017	2

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2013	13

Trust Summary as of August 31, 2013	BlackRock New York Municipal Bond Trust

Trust Overview

BlackRock New York Municipal Bond Trust’s (BQH) (the “Trust”) investment objective is to provide current income exempt from regular federal income taxes and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12 months ended August 31, 2013, the Trust returned (19.61)% based on market price and (13.83)% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of (15.21)% based on market price and (9.36)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s long duration posture (sensitivity to interest rate movements) detracted from performance as tax-exempt municipal rates increased significantly during the period. (Bond prices fall when yields rise.) The Trust’s holdings were more concentrated on the long end of the yield curve which hurt returns as the yield curve steepened; that is, rates on longer-dated bonds rose more than rates on shorter-dated bonds. Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s total return. The Trust’s exposure to Puerto Rico credits hurt performance as the credit quality of the island’s municipal issuers has deteriorated and the bonds have underperformed. The Trust’s zero-coupon holdings, which have longer durations for their respective maturities, also negatively impacted performance.

•	Contributing positively to performance was the Trust’s income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BQH
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2013 ($12.45)[1]	6.41%
Tax Equivalent Yield[2]	12.99%
Current Monthly Distribution per Common Share[3]	$0.0665
Current Annualized Distribution per Common Share[3]	$0.7980
Economic Leverage as of August 31, 2013[4]	42%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.67%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

14	ANNUAL REPORT	AUGUST 31, 2013

BlackRock New York Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$12.45	$16.56	(24.82)%	$17.27	$12.18
Net Asset Value	$13.32	$16.53	(19.42)%	$17.44	$13.32

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	8/31/13	8/31/12
County/City/Special District/School District	28%	27%
Education	21	17
Health	14	12
Transportation	10	11
Corporate	10	11
Utilities	8	9
Housing	5	4
State	4	9

Credit Quality Allocation[1]	8/31/13		8/31/12
AAA/Aaa	14%		13%
AA/Aa	37		33
A	31		37
BBB/Baa	8		10
BB/Ba	2		1
Not Rated	8	[2]	6

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2013, the market value of these securities was $487,168, representing 1% of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	3%
2014	—
2015	3
2016	4
2017	8

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2013	15

Trust Summary as of August 31, 2013	BlackRock New York Municipal Income Quality Trust

Trust Overview

BlackRock New York Municipal Income Quality Trust’s (BSE) (the “Trust”) investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (including the alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests primarily in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12 months ended August 31, 2013, the Trust returned (18.94)% based on market price and (11.80)% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of (15.21)% based on market price and (9.36)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s long duration posture (sensitivity to interest rate movements) detracted from performance as tax-exempt municipal rates increased significantly during the period. (Bond prices fall when yields rise.) The Trust’s holdings were more concentrated on the long end of the yield curve which hurt returns as the yield curve steepened; that is, rates on longer-dated bonds rose more than rates on shorter-dated bonds. Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s total return. The Trust’s exposure to Puerto Rico credits hurt performance as the credit quality of the island’s municipal issuers has deteriorated and the bonds have underperformed. The Trust’s zero-coupon holdings, which have longer durations for their respective maturities, also negatively impacted performance.

•	Contributing positively to performance was the Trust’s income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BSE
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2013 ($12.05)[1]	6.72%
Tax Equivalent Yield[2]	13.62%
Current Monthly Distribution per Common Share[3]	$0.0675
Current Annualized Distribution per Common Share[3]	$0.8100
Economic Leverage as of August 31, 2013[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.67%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

16	ANNUAL REPORT	AUGUST 31, 2013

BlackRock New York Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$12.05	$15.74	(23.44)%	$17.28	$11.77
Net Asset Value	$12.92	$15.51	(16.70)%	$16.07	$12.92

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	8/31/13	8/31/12
County/City/Special District/School District	28%	23%
Education	23	22
Transportation	19	20
Utilities	11	13
Health	9	11
State	8	9
Housing	1	—
Corporate	1	2

Credit Quality Allocation[1]	8/31/13	8/31/12
AAA/Aaa	15%	12%
AA/Aa	50	42
A	28	28
BBB/Baa	3	12
BB/Ba	2	2
Not Rated[2]	2	4

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2013 and August 31, 2012, the market value of these securities was $3,000,060 and $3,250,435, each representing 2%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	7%
2014	8
2015	6
2016	2
2017	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2013	17

Trust Summary as of August 31, 2013	BlackRock New York Municipal Income Trust II

Trust Overview

BlackRock New York Municipal Income Trust II’s (BFY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12 months ended August 31, 2013, the Trust returned (20.82)% based on market price and (12.01)% based on NAV. For the same period, the closed-end Lipper New York Municipal Debt Funds category posted an average return of (15.21)% based on market price and (9.36)% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s long duration posture (sensitivity to interest rate movements) detracted from performance as tax-exempt municipal rates increased significantly during the period. (Bond prices fall when yields rise.) The Trust’s holdings were more concentrated on the long end of the yield curve which hurt returns as the yield curve steepened; that is, rates on longer-dated bonds rose more than rates on shorter-dated bonds. Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s total return. The Trust’s exposure to Puerto Rico credits hurt performance as the credit quality of the island’s municipal issuers has deteriorated and the bonds have underperformed. The Trust’s zero-coupon holdings, which have longer durations for their respective maturities, also negatively impacted performance.

•	Contributing positively to performance was the Trust’s income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	BFY
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2013 ($12.56)[1]	6.69%
Tax Equivalent Yield[2]	13.56%
Current Monthly Distribution per Common Share[3]	$0.07
Current Annualized Distribution per Common Share[3]	$0.84
Economic Leverage as of August 31, 2013[4]	43%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.67%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

18	ANNUAL REPORT	AUGUST 31, 2013

BlackRock New York Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$12.56	$16.81	(25.28)%	$17.23	$12.30
Net Asset Value	$13.36	$16.09	(16.97)%	$16.72	$13.35

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	8/31/13	8/31/12
County/City/Special District/School District	23%	28%
Health	18	14
Education	13	12
Transportation	11	12
Corporate	10	10
State	10	8
Utilities	8	10
Housing	7	6

Credit Quality Allocation[1]	8/31/13	8/31/12
AAA/Aaa	13%	13%
AA/Aa	33	34
A	34	33
BBB/Baa	7	12
BB/Ba	4	2
Not Rated[2]	9	6

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2013 and August 31, 2012, the market value of these securities was $4,256,744, representing 4%, and $316,389, representing less than 1%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	9%
2014	—
2015	7
2016	6
2017	10

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2013	19

Trust Summary as of August 31, 2013	BlackRock Virginia Municipal Bond Trust

Trust Overview

BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Virginia personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Virginia personal income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance
•

For the 12 months ended August 31, 2013, the Trust returned (20.01)% based on market price and (11.96)% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of (15.67)% based on market price and (9.39)% based on NAV. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Trust’s duration exposure (sensitivity to interest rate movements) detracted from performance as tax-exempt municipal rates increased significantly during the period. (Bond prices fall when yields rise.) Exposure to the long end of the yield curve hurt returns as rates increased more in the long end than in the short end of the curve. The Trust’s credit exposure had a negative impact on results as spreads widened during the period, especially in Puerto Rico bonds. (Interest rates on lower quality bonds increased more than on higher quality municipal bonds.) Leverage on the Trust’s assets achieved through the use of tender option bonds amplified the negative effect of rising rates on the Trust’s total return.

•

Contributing positively to performance was the Trust’s income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds. Exposure to pre-refunded bonds with terms of less than five years also helped returns as investors fled longer-term investments in favor of shorter-duration instruments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE MKT	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2013 ($14.91)[1]	5.88%
Tax Equivalent Yield[2]	11.02%
Current Monthly Distribution per Common Share[3]	$0.073
Current Annualized Distribution per Common Share[3]	$0.876
Economic Leverage as of August 31, 2013[4]	40%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 46.65%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

20	ANNUAL REPORT	AUGUST 31, 2013

BlackRock Virginia Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$14.91	$19.58	(23.85)%	$22.85	$14.20
Net Asset Value	$14.03	$16.74	(16.19)%	$17.27	$14.02

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	8/31/13	8/31/12
Health	20%	20%
Education	18	18
Transportation	15	15
Housing	12	10
County/City/Special District/School District	9	9
State	9	13
Utilities	9	8
Corporate	8	7

Credit Quality Allocation[1]	8/31/13	8/31/12
AAA/Aaa	20%	18%
AA/Aa	45	46
A	15	18
BBB/Baa	7	8
Not Rated[2]	13	10

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2013 and August 31, 2012, the market value of these securities was $2,638,768 and $2,794,845, each representing 7%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	5%
2014	4
2015	—
2016	1
2017	5

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	AUGUST 31, 2013	21

Schedule of Investments August 31, 2013	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 133.2%
Corporate — 1.1%
Maryland EDC, Refunding RB, Potomac Electric Power Co., 6.20%, 9/01/22	$250	$292,448
County/City/Special District/School District — 26.0%
City of Annapolis Maryland, Tax Allocation, Park Place Project, Series A, 5.35%, 7/01/34	475	445,484
City of Baltimore Maryland, RB, Special Tax, Harborview Lot No. 2, 6.50%, 7/01/31	960	970,944
County of Anne Arundel Maryland Consolidated Special Taxing District, Refunding, Special Tax, The Villages of Dorchester and Farmington Project, 5.00%, 7/01/32	500	503,445
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	250	245,645
County of Montgomery Maryland, GO, Refunding, Consolidated Public Improvement, Series A, 5.00%, 7/01/26	400	442,376
Prince George’s County Maryland, SO, Remarketing, National Harbor Project, 5.20%, 7/01/34	1,500	1,430,355
State of Maryland, GO, Refunding, State & Local Facilities Loan, Third Series C, 5.00%, 11/01/20	500	589,875
State of Maryland, GO, State & Local Facilities Loan:
1st Series B, 5.00%, 3/15/22	250	288,580
2nd Series B, 3.00%, 8/01/27	2,500	2,254,600

		7,171,304
Education — 28.1%
County of Anne Arundel Maryland, Refunding RB, Maryland Economic Development, Anne Arundel Community College Project:
4.00%, 9/01/27	510	493,853
3.25%, 9/01/28	360	306,893
Maryland EDC, Refunding RB, University Village at Sheppard Pratt, 5.00%, 7/01/33	1,000	979,600
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Goucher College, Series A, 5.00%, 7/01/34	1,000	997,370
Johns Hopkins University Project, Series A, 5.00%, 7/01/27	1,000	1,081,510
Johns Hopkins University Project, Series A, 4.00%, 7/01/37	500	450,115
Loyola University Maryland, Series A, 5.00%, 10/01/39	900	888,336
Municipal Bonds	Par (000)	Value
Maryland (continued)
Education (concluded)
Maryland Health & Higher Educational Facilities Authority, Refunding RB (concluded):
Maryland Institute College of Art, 5.00%, 6/01/29	$500	$497,265
Notre Dame Maryland University, 5.00%, 10/01/42	500	459,160
Maryland Industrial Development Financing Authority, RB, Our Lady Of Good Counsel School, Series A, 6.00%, 5/01/35	1,000	1,027,360
University System of Maryland, Refunding RB, Series D, 5.00%, 10/01/21	500	582,830

		7,764,292
Health — 27.4%
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 1/01/23	250	264,945
County of Howard Maryland, Refunding RB, Vantage House Facility, Series A, 5.25%, 4/01/33	550	452,507
County of Montgomery Maryland, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/40	1,000	978,080
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health, Series B, 5.00%, 11/15/51	1,000	962,060
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Anne Arundel Health System, 5.00%, 7/01/27	500	509,990
Anne Arundel Health System, 5.00%, 7/01/40	1,000	972,580
Charlestown Community Project, 6.25%, 1/01/41	1,000	1,029,490
Doctor’s Community Hospital, 5.75%, 7/01/38	500	468,625
Frederick Memorial Hospital, Series A, 4.00%, 7/01/38	1,250	972,200
University of Maryland Medical System, 5.13%, 7/01/39	1,000	960,510

		7,570,987
Housing — 15.8%
Maryland Community Development Administration, HRB, Series A, 4.05%, 7/01/42	1,220	1,022,055
Maryland Community Development Administration, RB, Residential:
Series A, 5.05%, 9/01/39	500	501,315
Series B, 4.75%, 9/01/39	150	141,660
Series H, AMT, 5.10%, 9/01/37	1,000	989,080

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGC	Assured Guarantee Corp.	HFA	Housing Finance Agency
	AGM	Assured Guaranty Municipal Corp.	HRB	Housing Revenue Bonds
	AMBAC	American Municipal Bond Assurance Corp.	HUD	Department of Housing and Urban Development
	AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority
	ARB	Airport Revenue Bonds	LRB	Lease Revenue Bonds
	BARB	Building Aid Revenue Bonds	M/F	Multi-Family
	BHAC	Berkshire Hathaway Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.
	BOCES	Board of Cooperative Educational Services	PILOT	Payment in Lieu of Taxes
	CAB	Capital Appreciation Bonds	Radian	Radian Guaranty, Inc.
	CIFG	CDC IXIS Financial Guaranty	RB	Revenue Bonds
	EDA	Economic Development Authority	S/F	Single-Family
	EDC	Economic Development Corp.	SBPA	Stand-by Bond Purchase Agreements
	ERB	Education Revenue Bonds	SO	Special Obligation
	FHA	Federal Housing Administration	SONYMA	State of New York Mortgage Agency
	GARB	General Airport Revenue Bonds	Syncora	Syncora Guarantee
	GO	General Obligation Bonds	VRDN	Variable Rate Demand Notes
	HDA	Housing Development Authority

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland (concluded)
Housing (concluded)
Maryland Community Development Administration, Refunding RB, Residential, Series B, 5.25%, 9/01/35	$1,715	$1,723,438

		4,377,548
Transportation — 15.6%
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	500	499,520
Transportation Facilities Project, Series A, 5.75%, 6/01/35	500	499,520
Maryland State Department of Transportation, RB, Consolidated, 4.00%, 5/15/22	1,000	1,055,750
Maryland State Transportation Authority, RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series A, AMT, 4.00%, 6/01/29	1,925	1,779,335
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series B, AMT, 5.00%, 3/01/23	445	488,592

		4,322,717
Utilities — 19.2%
City of Baltimore Maryland, Refunding RB, Wastewater Projects, Series A (NPFGC):
5.20%, 7/01/32	2,250	2,256,255
5.13%, 7/01/42	1,500	1,504,080
County of Montgomery Maryland, RB, Water Quality Protection Charge, Series A:
5.00%, 4/01/31	500	522,070
5.00%, 4/01/32	500	519,700
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	500	513,165

		5,315,270
Total Municipal Bonds in Maryland		36,814,566

District of Columbia — 3.7%
Transportation — 3.7%
Washington Metropolitan Area Transit Authority, Refunding RB, Series A, 5.13%, 7/01/32	1,000	1,034,820

Guam — 2.4%
State — 2.4%
Territory of Guam, RB, Series A:
Business Privilege Tax Bonds, 5.13%, 1/01/42	250	236,942
Section 30, 5.63%, 12/01/29	410	419,385
Total Municipal Bonds in Guam		656,327
Municipal Bonds	Par (000)	Value
Multi-State — 7.7%
Housing — 7.7%
Centerline Equity Issuer Trust, Series B-2, 7.20%, 11/15/14 (a)(b)	$2,000	$2,129,100

Puerto Rico — 2.2%
State — 2.2%
Puerto Rico Sales Tax Financing Corp., RB, 1st Sub-Series A, 6.38%, 8/01/39	500	471,345
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	175	151,114

		622,459
Total Municipal Bonds — 149.2%		41,257,272

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Maryland — 10.9%
Transportation — 10.9%
Maryland State Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	3,000	3,003,630
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.9%		3,003,630
Total Long-Term Investments (Cost — $46,264,622) — 160.1%		44,260,902

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (d)(e)	421,659	421,659
Total Short-Term Securities (Cost — $421,659) — 1.5%		421,659
Total Investments (Cost — $46,686,281) — 161.6%		44,682,561
Other Assets Less Liabilities — 1.7%		460,348
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.4%)		(1,500,433)
VRDP Shares, at Liquidation Value — (57.9%)		(16,000,000)

Net Assets Applicable to Common Shares — 100.0%		$27,642,476

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(c)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	23

Schedule of Investments (concluded)	BlackRock Maryland Municipal Bond Trust (BZM)

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income
FFI Institutional Tax-Exempt Fund	180,661	240,998	421,659	$134

(e)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$44,260,902	—	$44,260,902
Short-Term Securities	$421,659	—	—	421,659

Total	$421,659	$44,260,902	—	$44,682,561

[1] See above Schedule of Investments for values in each sector.
Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(73)	—	$(73)
TOB trust certificates	—	(1,500,000)	—	(1,500,000)
VRDP Shares	—	(16,000,000)	—	(16,000,000)

Total	—	$(17,500,073)	—	$(17,500,073)

There were no transfers between levels during the year ended August 31, 2013.

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments August 31, 2013	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts — 149.2%
Education — 86.0%
Massachusetts Development Finance Agency, ERB, Middlesex School Project, 5.00%, 9/01/33	$400	$399,989
Massachusetts Development Finance Agency, RB:
Boston University, Series T-1 (AMBAC), 5.00%, 10/01/39	1,000	981,370
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	250	271,250
Mount Holyoke College, Series B, 5.00%, 7/01/41	500	499,220
Smith College, 5.00%, 7/01/35	2,000	2,029,200
Wellesley College, Series J, 5.00%, 7/01/42	1,950	1,987,537
WGBH Educational Foundation, Series A (AMBAC), 5.75%, 1/01/42	650	683,677
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	1,500	1,485,930
Clark University (Syncora), 5.13%, 10/01/35	500	496,385
Emerson College, Series A, 5.00%, 1/01/40	200	186,422
Harvard University, Series B-1, 5.00%, 10/15/40	350	363,248
Northeastern University, 5.00%, 10/01/31	500	505,435
Olin College, Series E, 5.00%, 11/01/38	500	487,385
Trustees of Deerfield Academy, 5.00%, 10/01/40	1,675	1,737,612
Wheelock College, Series C, 5.25%, 10/01/37	1,000	961,640
Williston Northampton School Project (Syncora), 5.00%, 10/01/25	500	502,580
Worcester Polytechnic Institute (NPFGC), 5.00%, 9/01/27	1,985	2,055,904
Massachusetts Health & Educational Facilities Authority, RB:
Northeastern University, Series R, 5.00%, 10/01/33	225	225,891
Tufts University, Series O, 5.38%, 8/15/38	1,000	1,086,160
Massachusetts Health & Educational Facilities Authority, Refunding RB:
Berklee College of Music, Series A, 5.00%, 10/01/37	1,000	1,003,250
Boston College, Series N, 5.13%, 6/01/37	1,000	1,002,720
Harvard University, Series A, 5.50%, 11/15/36	100	110,470
Harvard University, Series B, 5.00%, 10/01/38	400	415,748
Northeastern University, Series T-1, 5.00%, 10/01/31	950	950,646
Northeastern University, Series T-2, 5.00%, 10/01/32	500	493,925
Springfield College, 5.63%, 10/15/40	500	508,110
Tufts University, Series M, 5.50%, 2/15/27	1,000	1,125,460
Massachusetts State College Building Authority, RB, Series A (AMBAC), 5.00%, 5/01/16 (a)	1,000	1,113,900
Massachusetts State College Building Authority, Refunding RB, Series B (Syncora), 5.50%, 5/01/39	825	896,090
University of Massachusetts Building Authority, RB, Senior-Series 2, 5.00%, 11/01/39	500	508,800

		25,075,954
Health — 33.8%
Massachusetts Development Finance Agency, RB:
First Mortgage, Edgecombe Project, Series A, 6.75%, 7/01/21	730	731,102
Southcoast Health System Obligated Group, Series F, 5.00%, 7/01/37	1,000	953,090
Massachusetts Development Finance Agency, Refunding RB:
Berkshire Health System, Series G, 5.00%, 10/01/29	335	330,977
Carleton-Willard Village, 5.63%, 12/01/30	500	508,775
Municipal Bonds	Par (000)	Value
Massachusetts (concluded)
Health (concluded)
Massachusetts Development Finance Agency, Refunding RB (concluded):
Partners Healthcare System, Series L, 5.00%, 7/01/36	1,000	989,190
Seven Hills Foundation & Affiliates (Radian), 5.00%, 9/01/35	240	202,622
Massachusetts Health & Educational Facilities Authority, RB:
Berkshire Health System, Series F (AGC), 5.00%, 10/01/19	1,000	1,056,560
Cape Cod Healthcare Obligated Group, Series D (AGC), 5.00%, 11/15/31	1,000	985,820
Caregroup, Series E-1, 5.00%, 7/01/28	500	500,390
Children’s Hospital, Series M, 5.25%, 12/01/39	600	602,484
Children’s Hospital, Series M, 5.50%, 12/01/39	500	521,305
Lahey Clinic Medical Center, Series D, 5.25%, 8/15/37	1,000	1,013,150
Southcoast Health Obligation Group, Series D, 5.00%, 7/01/39	500	476,285
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, Series H, 5.25%, 7/01/38	1,000	987,620

		9,859,370
Housing — 9.5%
Massachusetts HFA, RB, M/F Housing, Series A (FHA), 5.25%, 12/01/35	185	185,820
Massachusetts HFA, Refunding RB, AMT:
Series C, 5.00%, 12/01/30	490	486,604
Series C, 5.35%, 12/01/42	1,150	1,152,265
Series F, 5.70%, 6/01/40	925	937,876

		2,762,565
State — 13.6%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A, 5.25%, 7/01/29	730	792,349
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	500	509,205
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/39	2,500	2,656,925

		3,958,479
Transportation — 6.3%
Massachusetts Department of Transportation, Refunding RB, Senior Series B:
5.00%, 1/01/32	675	687,427
5.00%, 1/01/37	200	199,986
Massachusetts Port Authority, RB, Series A, AMT, 5.00%, 7/01/42	1,000	958,700

		1,846,113
Total Municipal Bonds in Massachusetts		43,502,481

Puerto Rico — 2.4%
State — 2.4%
Puerto Rico Sales Tax Financing Corp., RB, 1st Sub-Series A, 5.75%, 8/01/37	605	518,383
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	210	181,337

		699,720
Total Municipal Bonds — 151.6%		44,202,201

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	25

Schedule of Investments (continued)	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (b)	Par (000)	Value
Massachusetts — 10.7%
State — 10.7%
Massachusetts School Building Authority, RB, Dedicated Sales Tax:
Series A (AGM), 5.00%, 8/15/30 (a)	$259	$271,110
Series A (AGM), 5.00%, 8/15/30	1,751	1,832,693
Senior Series B, 5.00%, 10/15/41	1,000	1,017,310
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 10.7%		3,121,113
Total Long-Term Investments (Cost — $47,755,464) — 162.3%		47,323,314

Short-Term Securities
Municipal Bonds
Massachusetts Health & Educational Facilities Authority, RB, VRDN, Wellesley College, Series G, 0.05%, 9/03/2013 (c)	300	300,000
Short-Term Securities	Par (000)	Value
Municipal Bonds (concluded)
Massachusetts Health & Educational Facilities Authority, Refunding RB, VRDN, Tufts University (c):
Series N-1 (U.S. Bank NA), 0.05%, 9/03/13	$1,300	$1,300,000
Series N-2 (Wells Fargo Bank NA SBPA), 0.05%, 9/03/13	400	400,000
Total Municipal Bonds — 6.8%		2,000,000

	Shares
Money Market Fund — 0.0%
BIF Massachusetts Municipal Money Fund, 0.00% (d)(e)	5	5
Total Short-Term Securities (Cost — $2,000,005) — 6.8%		2,000,005
Total Investments (Cost — $49,755,469) — 169.1%		49,323,319
Other Assets Less Liabilities — 0.6%		179,396
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.3%)		(1,839,933)
VRDP Shares, at Liquidation Value — (63.4%)		(18,500,000)

Net Assets Applicable to Common Shares — 100.0%		$29,162,782

Notes to Schedule of Investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(d)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income
BIF Massachusetts Municipal Money Fund	36,054	(36,049)	5	—

(e)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (concluded)	BlackRock Massachusetts Tax-Exempt Trust (MHE)

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$47,323,314	—	$47,323,314
Short-Term Securities	$5	2,000,000	—	2,000,005

Total	$5	$49,323,314	—	$49,323,319

[1] See above Schedule of Investments for values in each sector.
Certain of the Trust’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash	$2,033	—	—	$2,033
Liabilities:
TOB trust certificates	—	$(1,839,595)	—	(1,839,595)
VRDP Shares	—	(18,500,000)	—	(18,500,000)

Total	$2,033	$(20,339,595)	—	$(20,337,562)

There were no transfers between levels during the year ended August 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	27

Schedule of Investments August 31, 2013	BlackRock MuniHoldings New York Quality Fund (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 136.8%
Corporate — 3.9%
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	$4,340	$4,374,547
New York City Industrial Development Agency, Refunding RB, AMT:
Terminal One Group Association Project, 5.50%, 1/01/24 (a)	1,500	1,612,065
Transportation Infrastructure Properties LLC, Series A, 5.00%, 7/01/28	820	742,362
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	5,500	5,615,665
New York State Energy Research & Development Authority, Refunding RB, Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	3,340	3,369,125

		15,713,764
County/City/Special District/School District — 33.9%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, 5.38%, 10/01/41	1,000	1,024,660
City of New York New York, GO:
Fiscal 2012, Series A-1, 5.00%, 8/01/35	2,350	2,399,209
Fiscal 2012, Sub-Series D-1, 5.00%, 10/01/33	4,175	4,286,556
Sub-Series A-1, 5.00%, 10/01/34	1,630	1,663,333
City of New York New York, GO, Refunding:
Fiscal 2012, Series I, 5.00%, 8/01/32	490	503,107
Series E, 5.00%, 8/01/30	2,000	2,086,940
Series J, 5.00%, 8/01/25	4,370	4,817,619
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	2,350	2,233,534
(AGC), 5.00%, 2/15/47	7,370	7,176,390
(AGC), 5.00%, 2/15/47	305	296,988
(AGM), 5.00%, 2/15/47	7,530	7,332,187
(NPFGC), 4.50%, 2/15/47	14,505	12,551,322
(NPFGC), 5.00%, 2/15/47	1,500	1,425,660
New York City Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1 (b):
5.25%, 7/01/32	6,505	6,665,283
5.00%, 7/01/33	1,375	1,377,021
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 6.04%, 3/01/39 (c)	1,380	302,855
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	800	856,592
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/31	3,500	3,118,780
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/36	6,640	5,654,425
Yankee Stadium Project (NPFGC), 5.00%, 3/01/36	2,200	2,102,716
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	9,500	8,864,735
New York City Transitional Finance Authority Future Tax Secured, RB (NPFGC):
5.00%, 2/01/14 (d)	1,830	1,866,728
5.25%, 2/01/22	45	45,184
5.00%, 2/01/33	8,170	8,275,230
5.00%, 11/15/26	245	245,889
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/30	2,100	2,107,077
5.00%, 11/15/35	10,150	9,962,326
5.00%, 11/15/44	4,955	4,802,436
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
New York Liberty Development Corp., Refunding RB, Liberty:
4 World Trade Center Project, 5.00%, 11/15/31	$1,710	$1,721,320
4 World Trade Center Project, 5.00%, 11/15/44	2,000	1,929,440
4 World Trade Center Project, 5.75%, 11/15/51	2,080	2,183,792
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	2,010	1,765,323
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	2,780	2,712,390
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC):
5.25%, 10/15/27	2,500	2,602,800
5.00%, 10/15/32	17,175	17,754,828
Syracuse New York Industrial Development Agency, RB, PILOT, Carousel Center Project, Series A, AMT (Syncora), 5.00%, 1/01/36	3,100	2,834,857
The Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A, 5.25%, 5/01/31	1,000	1,036,310

		138,585,842
Education — 25.1%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	4,975	4,717,245
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	5,715	5,580,240
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/29	1,135	1,181,626
5.00%, 12/01/36	1,100	1,122,275
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 9/01/34	300	322,659
5.38%, 9/01/41	125	127,730
Dutchess County Local Development Corp., RB, Vassar College, Series A, 5.00%, 1/01/49	1,000	971,280
Madison County Industrial Development Agency, RB, Colgate University Project, Series A (AMBAC), 5.00%, 7/01/30	4,000	4,067,080
New York City Industrial Development Agency, Refunding RB, Nightingale-Bamford School (AMBAC), 5.25%, 1/15/17	1,200	1,204,548
New York City Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History (NPFGC), 5.00%, 7/01/36	6,300	6,223,518
Carnegie Hall, 4.75%, 12/01/39	3,150	3,075,849
Carnegie Hall, 5.00%, 12/01/39	1,850	1,865,669
Wildlife Conservation Society, 5.00%, 8/01/42	1,590	1,591,161
New York State Dormitory Authority LRB, State University Dormitory Facilities, Series A:
5.00%, 7/01/35	750	759,038
5.00%, 7/01/40	1,500	1,505,070
New York State Dormitory Authority, RB:
Convent of the Sacred Heart, 5.75%, 11/01/40	1,770	1,862,783
Fordham University, Series A, 5.00%, 7/01/28	175	182,121
Fordham University, Series A, 5.50%, 7/01/36	1,375	1,428,955
General Purpose, Series A, 4.50%, 3/15/35	2,000	1,938,240
Mount Sinai School of Medicine, 5.13%, 7/01/39	1,000	1,000,680
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	3,500	3,728,410

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
New York State Dormitory Authority, RB (concluded):
New York University, Series B, 5.00%, 7/01/34	$400	$401,780
New York University, Series B, 5.00%, 7/01/42	3,000	3,031,830
New York University, Series C, 5.00%, 7/01/38	2,000	2,009,240
Siena College, 5.13%, 7/01/39	1,345	1,348,605
The New School, 5.50%, 7/01/43	3,265	3,356,387
New York State Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	1,000	1,042,220
Cornell University, Series A, 5.00%, 7/01/40	1,000	1,028,400
New York University (NPFGC), 5.00%, 7/01/35	5,100	5,013,147
New York University, Series A, 5.00%, 7/01/31	3,000	3,112,620
New York University, Series A, 5.00%, 7/01/37	4,180	4,191,579
Rochester Institute of Technology, 4.00%, 7/01/31	3,300	2,978,481
Rochester Institute of Technology, 4.00%, 7/01/33	1,605	1,391,647
Rochester Institute of Technology, 5.00%, 7/01/38	500	499,260
Rochester Institute of Technology, 5.00%, 7/01/42	750	742,035
Rockefeller University, Series B, 4.00%, 7/01/38	3,085	2,753,671
Series A, 5.00%, 7/01/27	370	383,346
St. John’s University, Series A, 5.00%, 7/01/28	500	512,895
State University Dormitory Facilities, Series A, 5.25%, 7/01/31 (b)	4,755	4,951,191
State University Dormitory Facilities, Series A, 5.25%, 7/01/32 (b)	6,435	6,669,684
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	1,490	1,492,011
Oneida County Local Development Corp., RB, Hamilton College Project, 4.00%, 7/01/33	1,505	1,336,064
Orange County Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	715	660,646
5.00%, 7/01/42	445	408,172
Tompkins County Development Corp., RB, Ithaca College Project (AGM):
5.50%, 7/01/33	500	521,705
5.25%, 7/01/36	700	713,167
Tompkins County Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	500	516,620
Westchester County Industrial Development Agency, RB, Purchase College Foundation, Student Housing, Series A (AMBAC), 5.75%, 10/07/13 (d)	7,000	7,108,430

		102,631,010
Health — 10.7%
Dutchess County Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 4/01/34	500	508,180
Monroe County Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/37	1,180	1,108,917
Monroe County Industrial Development Corp., Refunding RB:
Rochester General Hospital Project, Series B, 3.60%, 12/01/32	1,500	1,146,225
Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	5,925	6,088,826
New York City Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	1,800	1,828,746
New York (continued)
Health (concluded)
New York State Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 3/15/38	2,250	2,288,025
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	5,500	5,503,795
Montefiore Hospital (NPFGC), 5.00%, 8/01/33	1,000	960,940
New York & Presbyterian Hospital (AGM), 5.00%, 8/15/14 (d)	3,895	4,070,041
New York University Hospitals Center, Series A, 5.75%, 7/01/31	2,680	2,821,906
New York University Hospitals Center, Series A, 6.00%, 7/01/40	1,800	1,900,872
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	1,825	1,872,450
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 5/01/39	1,250	1,039,388
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	1,500	1,285,965
New York State Dormitory Authority, Refunding RB:
New York University Hospital Center, Series A, 5.00%, 7/01/36	1,000	977,300
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	2,000	1,987,860
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 5/01/34	7,375	7,490,714
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/31	1,000	974,340

		43,854,490
Housing — 7.4%
New York City Housing Development Corp., RB, M/F Housing, AMT:
Series A-1-A, 5.00%, 11/01/30	750	739,748
Series A-1-A, 5.45%, 11/01/46	1,335	1,265,887
Series C, 5.00%, 11/01/26	1,250	1,265,288
Series C, 5.05%, 11/01/36	2,000	1,957,080
Series H-1, 4.70%, 11/01/40	1,000	923,240
Series H-2-A, 5.20%, 11/01/35	835	810,351
Series H-2-A, 5.35%, 5/01/41	600	602,034
New York City Housing Development Corp., Refunding RB, M/F Housing, Series L-2-A, 4.00%, 5/01/44	3,750	3,029,400
New York Mortgage Agency, RB:
Series 49, 4.00%, 10/01/43	4,000	3,252,960
Series 145, AMT, 5.13%, 10/01/37	785	786,915
New York Mortgage Agency, Refunding RB:
Series 48, 3.70%, 10/01/38	3,210	2,468,490
Series 133, AMT, 4.95%, 10/01/21	685	694,432
Series 143, AMT, 4.85%, 10/01/27	1,085	1,088,212
Series 143, AMT (NPFGC), 4.85%, 10/01/27	2,000	2,020,360
New York State HFA, RB:
Affordable Housing, Series E (SONYMA), 3.40%, 11/01/37	4,755	3,595,541
Affordable Housing, Series E (SONYMA), 3.50%, 11/01/42	4,225	3,116,951
St. Philip’s Housing, Series A, AMT (Fannie Mae), 4.65%, 11/15/38	1,000	922,990
Yonkers Industrial Development Agency, RB, Monastery Manor Associates LP Project, AMT (SONYMA), 5.25%, 4/01/37	2,000	1,893,860

		30,433,739
State — 16.2%
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	4,000	4,152,040

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	29

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
State (concluded)
New York City Transitional Finance Authority Building Aid, BARB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	$1,510	$1,428,641
Fiscal 2008, Series S-4 (AGC), 5.50%, 1/15/33	3,000	3,314,430
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	4,000	4,348,720
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,250	1,358,175
Fiscal 2013, Series S-1, 4.00%, 7/15/42	500	403,155
Series S-2 (AGM), 5.00%, 1/15/37	3,750	3,833,213
Series S-2A (NPFGC), 4.25%, 1/15/34	4,830	4,469,102
New York State Dormitory Authority, ERB, Series C, 5.00%, 12/15/31	2,320	2,361,714
New York State Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/37	3,000	3,052,080
General Purpose, Series B, 5.00%, 3/15/42	600	604,548
General Purpose, Series E, 5.00%, 2/15/31	2,645	2,740,908
Master BOCES Program Lease (AGC), 5.00%, 8/15/28	250	260,175
Mental Health Facilities, Series B, 5.25%, 2/15/14 (d)	1,550	1,585,619
Mental Health Services Facilities Improvement, Series B (AGM), 5.00%, 2/15/33	4,500	4,529,340
School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	5,000	5,008,700
School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	450	450,639
School Districts Financing Program, Series C (AGM), 5.00%, 10/01/37	2,500	2,499,900
New York State Dormitory Authority, Refunding RB, Secured Hospital, North General Hospital (Syncora), 5.75%, 2/15/17	2,000	2,006,460
New York State Thruway Authority, RB:
2nd General Highway and Bridge Trust, Series A (AMBAC), 5.00%, 4/01/26	8,700	9,230,352
2nd General Highway and Bridge Trust, Series B, 5.00%, 4/01/27	1,000	1,057,680
Transportation, Series A, 5.00%, 3/15/32	2,740	2,834,530
New York State Thruway Authority, Refunding RB, 2nd General Highway and Bridge Trust, Series A, 5.00%, 4/01/32	1,000	1,025,220
New York State Urban Development Corp., RB, State Personal Income Tax:
General Purpose, Series A, 3.50%, 3/15/28	1,660	1,504,076
Series A-1 (NPFGC), 5.00%, 3/15/14 (d)	2,000	2,051,940

		66,111,357
Transportation — 30.2%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	1,000	1,041,070
Series A, 5.00%, 11/15/30	2,500	2,551,875
Series C, 6.50%, 11/15/28	6,015	6,994,422
Series C, 5.00%, 11/15/42	3,125	3,035,969
Series C, 4.00%, 11/15/43	1,300	1,076,946
Series D, 5.25%, 11/15/41	1,475	1,485,635
Series H, 5.00%, 11/15/25	1,000	1,070,180
Metropolitan Transportation Authority, Refunding RB:
Dedicated Tax Fund, Series B, 5.00%, 11/15/34	2,500	2,522,375
Series D, 4.00%, 11/15/32	1,190	1,068,965
Series F, 5.00%, 11/15/30	3,160	3,222,884
New York Liberty Development Corp., RB, Liberty, Secured by Port Authority Consolidated, Series 1WTC:
5.00%, 12/15/41	5,000	5,003,000
5.25%, 12/15/43	11,500	11,700,100
Municipal Bonds	Par (000)	Value
New York (continued)
Transportation (concluded)
New York State Thruway Authority, Refunding RB, General:
Series F (AMBAC), 5.00%, 1/01/30	5,000	5,172,450
Series G (AGM), 4.75%, 1/01/29	1,250	1,253,850
Series G (AGM), 4.75%, 1/01/30	1,030	1,032,987
Series G (AGM), 5.00%, 1/01/32	3,450	3,429,300
Series I, 5.00%, 1/01/24	1,000	1,108,360
Series I, 5.00%, 1/01/37	3,315	3,328,227
Series I, 5.00%, 1/01/42	4,270	4,244,081
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	1,600	1,719,952
Port Authority of New York & New Jersey, ARB:
Consolidated, 37th Series, AMT (AGM), 5.13%, 7/15/30	2,500	2,518,100
Consolidated, 163rd Series, 5.00%, 7/15/35	2,500	2,531,775
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 6.25%, 12/01/15	7,830	8,227,451
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.90%, 12/01/17	4,000	4,004,480
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	19,725	20,189,326
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 177th Series, AMT:
3.50%, 7/15/35	1,600	1,208,400
4.00%, 1/15/43	1,350	1,081,512
Triborough Bridge & Tunnel Authority, RB (d):
Sub-Series A (NPFGC), 5.25%, 11/15/13	6,000	6,063,180
Subordinate Bonds (AMBAC), 5.00%, 11/15/13	1,965	1,984,670
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Remarketing, Series A, 5.00%, 11/15/36	1,000	1,010,220
General, Series B, 5.00%, 11/15/31	430	445,050
Series C, 5.00%, 11/15/38	1,385	1,389,307
Series E (NPFGC), 5.25%, 11/15/23	3,650	3,664,965
Series E (NPFGC), 5.00%, 11/15/32	3,645	3,654,550
Sub-Series A, 5.00%, 11/15/28	2,500	2,619,325
Sub-Series A, 5.00%, 11/15/29	875	906,264

		123,561,203
Utilities — 9.4%
Long Island Power Authority, RB, Electric System, Series A:
(AMBAC), 5.00%, 9/01/29	3,000	3,016,440
General (AGM), 5.00%, 5/01/36	2,375	2,349,421
Long Island Power Authority, Refunding RB:
Electric System, Series A (AGC), 5.75%, 4/01/39	1,000	1,095,300
General, Electric System, Series A (AGC), 6.00%, 5/01/33	1,500	1,675,995
General, Series B (AGM), 5.00%, 12/01/35	3,500	3,501,505
New York City Municipal Water Finance Authority, RB, Water & Sewer System, Series B, 5.00%, 6/15/36	3,500	3,511,480
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2010, Series FF, 5.00%, 6/15/31	1,500	1,545,135
2nd General Resolution, Fiscal 2011, Series BB, 5.00%, 6/15/31	1,000	1,030,090
2nd General Resolution, Series DD, 5.00%, 6/15/32	5,750	5,899,730

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities (concluded)
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System (concluded):
2nd General Resolution, Series FF, 4.00%, 6/15/45	$1,975	$1,642,923
Series A (AGM), 4.25%, 6/15/39	1,700	1,610,580
New York State Environmental Facilities Corp., RB, Long Island Water Corp. Project, Series A, AMT (NPFGC), 4.90%, 10/01/34	6,000	5,633,400
New York State Environmental Facilities Corp., Refunding RB, State Clean Water and Drinking Water Revolving, New York City Municipal Water Finance Authority Projects, 2nd Resolution, Series B, 5.00%, 6/15/36	3,200	3,316,736
New York State Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	2,580	2,651,492

		38,480,227
Total Municipal Bonds in New York		559,371,632

Guam — 1.4%
Transportation — 1.1%
Guam International Airport Authority, GARB, Refunding Series C, AMT (NPFGC):
5.25%, 10/01/21	3,700	3,712,506
5.25%, 10/01/22	1,050	1,053,549

		4,766,055
Utilities — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/37	1,175	1,144,450
Total Municipal Bonds in Guam		5,910,505

Puerto Rico — 6.4%
Housing — 0.6%
Puerto Rico HFA, Refunding RB, Subordinate, Capital Fund Modernization, M/F Housing (HUD), 5.13%, 12/01/27	2,500	2,420,375
State — 4.2%
Commonwealth of Puerto Rico, GO, Refunding (NPFGC):
Public Improvement, Series A, 5.50%, 7/01/20	985	921,428
Sub-Series C-7, 6.00%, 7/01/27	750	636,870
Puerto Rico Infrastructure Financing Authority, RB, CAB, Series A (c):
(AMBAC), 8.40%, 7/01/34	9,300	1,674,000
(AMBAC), 8.46%, 7/01/37	1,700	236,113
(NPFGC), 8.31%, 7/01/31	9,280	2,171,520
(NPFGC), 8.36%, 7/01/33	2,000	394,420
Puerto Rico Sales Tax Financing Corp., RB, 1st Sub-Series A:
5.63%, 8/01/30	1,000	909,980
5.75%, 8/01/37	1,810	1,550,862
(AGM), 5.00%, 8/01/40	1,730	1,426,627
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C:
5.00%, 8/01/40	8,000	6,650,640
5.25%, 8/01/40	535	461,978

		17,034,438
Transportation — 1.6%
Puerto Rico Highway & Transportation Authority, RB, Series Y (AGM), 6.25%, 7/01/21	5,025	5,610,212
Municipal Bonds	Par (000)	Value
Puerto Rico (concluded)
Transportation (concluded)
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM):
5.50%, 7/01/29	$295	$255,302
5.50%, 7/01/31	1,105	943,515

		6,809,029
Total Municipal Bonds in Puerto Rico		26,263,842
Total Municipal Bonds — 144.6%		591,545,979

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New York — 29.8%
County/City/Special District/School District — 10.2%
City of New York New York, GO:
Residuals, Sub-Series C-3 (AGC), 5.75%, 8/15/28 (f)	10,000	11,283,700
Series J, 5.00%, 5/15/23	6,800	7,017,804
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47 (f)	5,999	6,164,463
New York City Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,680,905
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/35 (f)	9,021	8,854,308
New York Liberty Development Corp., Refunding RB, Liberty, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,610	2,631,611
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC), 5.00%, 10/15/32	4,003	4,138,126

		41,770,917
Education — 5.8%
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	5,000	5,548,850
New York State Dormitory Authority, LRB, State University Dormitory Facilities, New York University, Series A:
5.25%, 7/01/29	5,000	5,242,550
5.00%, 7/01/35	4,448	4,508,208
New York State Dormitory Authority, RB:
5.00%, 7/01/38	5,498	5,523,842
(AMBAC), 5.00%, 7/01/37	2,999	3,004,676

		23,828,126
State — 1.4%
New York State Dormitory Authority, RB, Mental Health Services Facilities, Series C, AMT (AGM), 5.40%, 2/15/33	5,458	5,634,818
Transportation — 8.9%
Metropolitan Transportation Authority, RB, Dedicated Tax, Series A (NPFGC), 5.00%, 11/15/31	7,002	7,308,973
New York State Thruway Authority, Refunding RB, General (AGM):
Series G, 5.00%, 1/01/32	12,000	11,928,000
Series H, 5.00%, 1/01/37	8,500	8,464,640
Port Authority of New York & New Jersey, RB, Consolidated, Series 169, AMT, 5.00%, 10/15/25	8,005	8,462,472

		36,164,085

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	31

Schedule of Investments (continued)	BlackRock MuniHoldings New York Quality Fund (MHN) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (concluded)
Utilities — 3.5%
New York City Municipal Water Finance Authority, RB, Water & Sewer System:
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	$2,400	$2,549,743
Fiscal 2009, Series A, 5.75%, 6/15/40	4,004	4,412,463
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	7,151	7,359,860

		14,322,066
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.8%		121,720,012
Total Long-Term Investments (Cost — $732,488,674) — 174.4%		713,265,991
Short-Term Securities	Par (000)	Value
Municipal Bonds
New York City Housing Development Corp., RB, VRDN, M/F Mortgage, 50th Avenue Development, Series A, 0.04%, 9/03/13 (g)	600	600,000
New York State HFA, RB, VRDN, 175 West 60th Street Housing, Series A-1 & A-2, 0.05%, 9/03/13 (g)	1,800	1,800,000
Total Municipal Bonds — 0.6%		2,400,000

	Shares
Money Market Fund — 2.2%
BIF New York Municipal Money Fund, 0.00% (h)(i)	9,101,817	9,101,817
Total Short-Term Securities (Cost — $11,501,817) — 2.8%		11,501,817
Total Investments (Cost — $743,990,491) — 177.2%		724,767,808
Liabilities in Excess of Other Assets — (1.8%)		(7,549,919)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.8%)		(64,683,022)
VRDP Shares, at Liquidation Value — (59.6%)		(243,600,000)

Net Assets Applicable to Common Shares — 100.0%		$408,934,867

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	$11,620,875	$(7,738)
J.P. Morgan Securities LLC	$8,042,304	$34,790

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from November 15, 2014 to February 15, 2019 is $13,224,756.

(g)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(h)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income
BIF New York Municipal Money Fund	9,529,494	(427,677)	9,101,817	$410

(i)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (concluded)	BlackRock MuniHoldings New York Quality Fund (MHN)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$713,265,991	—	$713,265,991
Short-Term Securities	$9,101,817	2,400,000	—	11,501,817

Total	$9,101,817	$715,665,991	—	$724,767,808

[1] See above Schedule of Investments for values in each sector.
Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(64,657,827)	—	$(64,657,827)
VRDP Shares	—	(243,600,000)	—	(243,600,000)

Total	—	$(308,257,827)	—	$(308,257,827)

There were no transfers between levels during the year ended August 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	33

Schedule of Investments August 31, 2013	BlackRock New Jersey Municipal Bond Trust (BLJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 136.4%
Corporate — 15.0%
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 6/01/29	$750	$754,778
Middlesex County Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (a)(b)	560	39,155
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 7.00%, 11/15/30 (c)	2,335	2,323,348
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	475	492,490
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	395	410,539
School Facilities Construction, Series NN, 5.00%, 3/01/29	875	892,246

		4,912,556
County/City/Special District/School District — 19.2%
City of Margate City New Jersey, GO, Refunding, Improvement:
5.00%, 1/15/27	230	240,357
5.00%, 1/15/28	110	114,113
County of Bergen New Jersey Improvement Authority, Refunding RB, Fair Lawn Community Center, Inc. Project, 5.00%, 9/15/34	245	254,751
County of Union New Jersey Improvement Authority, RB, Guaranteed Lease, Family Court Building Project, 5.00%, 5/01/42	470	472,594
County of Union New Jersey Utilities Authority, Refunding RB, New Jersey Solid Waste System, County Deficiency Agreement, Series A, 5.00%, 6/15/41	685	695,104
Essex County Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	400	445,308
5.50%, 10/01/29	790	872,057
Hudson County Improvement Authority, RB, Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	800	818,352
New Jersey EDA, Refunding, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,250	2,398,882

		6,311,518
Education — 27.4%
New Jersey EDA, RB, School Facilities Construction:
Series CC-2, 5.00%, 12/15/31	500	512,105
Series S, 5.00%, 9/01/36	280	277,357
New Jersey EDA, Refunding RB, School Facilities Construction, Series GG, 5.25%, 9/01/27	1,345	1,422,364
New Jersey Educational Facilities Authority, RB, Montclair State University, Series J, 5.25%, 7/01/38	180	182,241
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	1,010	1,011,646
Georgian Court University, Series D, 5.00%, 7/01/33	150	141,347
Kean University, Series A, 5.50%, 9/01/36	700	726,404
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	210	213,144
Ramapo College, Series B, 5.00%, 7/01/42	85	84,480
Seton Hall University, Series D, 5.00%, 7/01/38	105	105,886
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (d)	450	585,990
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Higher Education Student Assistance Authority, RB, Student Loan, Series 1A, AMT, 5.00%, 12/01/22	$915	$959,780
New Jersey Higher Education Student Assistance Authority, Refunding RB, Student Loan:
Series 1, AMT, 5.75%, 12/01/29	640	658,131
Series 1A, 5.00%, 12/01/25	155	158,732
Series 1A, 5.00%, 12/01/26	120	121,966
Series 1A, 5.13%, 12/01/27	280	286,541
Series 1A, 5.25%, 12/01/32	300	303,480
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	250	249,225
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	985	1,011,546

		9,012,365
Health — 15.7%
New Jersey EDA, RB, First Mortgage, Lions Gate Project, Series A:
5.75%, 1/01/25	150	145,199
5.88%, 1/01/37	265	238,346
New Jersey EDA, Refunding RB:
First Mortgage, Winchester, Series A, 5.80%, 11/01/31	1,000	980,770
Seabrook Village, Inc. Facility, 5.25%, 11/15/26	470	459,030
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health, Series I (AGC), 5.00%, 7/01/38	240	238,968
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43 (e)	230	228,979
Virtua Health, Series A (AGC), 5.50%, 7/01/38	400	404,740
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 7/01/41	610	682,200
Meridian Health System Obligated Group, 5.00%, 7/01/26	305	315,327
South Jersey Hospital, 5.00%, 7/01/46	295	278,654
St. Barnabas Health Care System, Series A, 5.00%, 7/01/29	500	485,590
St. Barnabas Health, Series A, 5.63%, 7/01/32	180	181,402
St. Barnabas Health, Series A, 5.63%, 7/01/37	505	503,970

		5,143,175
Housing — 5.9%
New Jersey Housing & Mortgage Finance Agency, RB:
M/F Housing, Series A, 4.75%, 11/01/29	370	365,453
M/F Housing, Series A, 4.55%, 11/01/43	485	416,858
S/F Housing, Series AA, 6.38%, 10/01/28	585	613,296
S/F Housing, Series AA, 6.50%, 10/01/38	185	189,619
S/F Housing, Series CC, 5.00%, 10/01/34	355	357,737

		1,942,963
State — 25.7%
Garden State Preservation Trust, RB, CAB, Series B (AGM), 4.55%, 11/01/27 (f)	4,000	2,115,440
New Jersey EDA, RB:
Motor Vehicle Surcharges, Series A (NPFGC), 5.25%, 7/01/25	500	550,520
School Facilities Construction, Series KK, 5.00%, 3/01/38	245	241,595
School Facilities Construction, Series Z (AGC), 5.50%, 12/15/34	1,000	1,059,560
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/28	255	245,937
Cigarette Tax, 5.00%, 6/15/29	500	472,790
Cigarette Tax (AGM), 5.00%, 6/15/22	750	820,215

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Trust (BLJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
State (concluded)
New Jersey EDA, Refunding RB (concluded):
School Facilities Construction, Series AA, 5.50%, 12/15/29	$500	$528,340
School Facilities Construction, Series GG, 5.25%, 9/01/26	1,000	1,068,080
New Jersey Health Care Facilities Financing Authority, RB, Hospital Asset Transformation Program, Series A, 5.25%, 10/01/38	500	501,080
State of New Jersey, COP, Equipment Lease Purchase, Series A:
5.25%, 6/15/27	600	627,684
5.25%, 6/15/28	200	207,870

		8,439,111
Transportation — 26.8%
Delaware River Port Authority, RB, Series D, 5.00%, 1/01/40	250	251,873
New Jersey State Turnpike Authority, RB, Series E, 5.25%, 1/01/40	370	373,741
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/30	445	450,936
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 5.83%, 12/15/32 (f)	1,250	412,512
Transportation Program, Series AA, 5.50%, 6/15/39	155	160,808
Special Project, JFK International Air Terminal LLC Project, 6.00%, 12/01/42	450	490,761
Transportation System, 6.00%, 12/15/38	325	362,460
Transportation System, Series A, 6.00%, 6/15/35	1,275	1,376,821
Transportation System, Series A, 5.88%, 12/15/38	555	609,817
Transportation System, Series A, 5.50%, 6/15/41	830	855,365
Transportation System, Series A (AGC), 5.63%, 12/15/28	200	222,786
Transportation System, Series B, 5.00%, 6/15/42	1,000	977,530
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
152nd Series, 5.75%, 11/01/30	525	564,937
166th Series, 5.25%, 7/15/36 (g)	500	515,375
172nd Series, 5.00%, 10/01/34	1,000	979,540
South Jersey Transportation Authority LLC, Refunding RB, Transportation System, Series A:
5.00%, 11/01/28	100	103,034
5.00%, 11/01/29	100	102,357

		8,810,653
Utilities — 0.7%
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC), 5.39%, 9/01/33 (f)	650	224,328
Total Municipal Bonds in New Jersey		44,796,669

Multi-State — 6.5%
Housing — 6.5%
Centerline Equity Issuer Trust, Series B-2, 7.20%, 11/15/14 (g)(h)	2,000	2,129,100
Municipal Bonds	Par (000)	Value
Puerto Rico — 3.1%
State — 3.1%
Puerto Rico Sales Tax Financing Corp., RB, 1st Sub-Series A:
5.75%, 8/01/37	$585	$501,246
6.00%, 8/01/42	500	443,920
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	95	82,033

		1,027,199
Total Municipal Bonds — 146.0%		47,952,968

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
New Jersey — 23.2%
County/City/Special District/School District — 5.4%
Union County Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	1,780	1,781,032
Education — 3.1%
Rutgers The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	990	1,006,711
State — 3.4%
New Jersey EDA, RB, School Facilities Construction (AGC):
6.00%, 12/15/18	329	366,621
6.00%, 12/15/34	671	747,619

		1,114,240
Transportation — 11.3%
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AMBAC), 5.00%, 12/15/32	600	610,200
Series B, 5.25%, 6/15/36 (j)	1,000	1,016,771
Port Authority of New York & New Jersey, RB, Consolidated, Series 169, AMT, 5.00%, 10/15/41	1,500	1,447,695
Port Authority of New York & New Jersey, Refunding RB, Consolidated, Series 152, AMT, 5.25%, 11/01/35	630	642,521

		3,717,187
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.2%		7,619,170
Total Long-Term Investments (Cost — $56,057,350) — 169.2%		55,572,138

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (k)(l)	630,435	630,435
Total Short-Term Securities (Cost — $630,435) — 1.9%		630,435
Total Investments (Cost — $56,687,785) — 171.1%		56,202,573
Liabilities in Excess of Other Assets — (0.4%)		(140,009)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.8%)		(4,521,679)
VRDP Shares, at Liquidation Value — (56.9%)		(18,700,000)

Net Assets Applicable to Common Shares — 100.0%		$32,840,885

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	35

Schedule of Investments (continued)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Notes to Schedule of Investments

(a)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(b)	Non-income producing security.

(c)	Variable rate security. Rate shown is as of report date.

(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	$515,375	$(405)
J.P. Morgan Securities LLC	$228,979	$5

(f)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(i)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires June 15, 2019 is $777,216.

(k)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income
BIF New Jersey Municipal Money Fund	891,865	(261,430)	630,435	—

(l)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (concluded)	BlackRock New Jersey Municipal Bond Trust (BLJ)

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$55,572,138	—	$55,572,138
Short-Term Securities	$630,435	—	—	630,435

Total	$630,435	$55,572,138	—	$56,202,573

[1] See above Schedule of Investments for values in each sector.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(4,519,518)	—	$(4,519,518)
VRDP Shares	—	(18,700,000)	—	(18,700,000)

Total	—	$(23,219,518)	—	$(23,219,518)

There were no transfers between levels during the year ended August 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	37

Schedule of Investments August 31, 2013	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 139.3%
Corporate — 16.3%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	$750	$740,242
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	500	503,980
Essex County Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	100	106,523
New York City Industrial Development Agency, RB, American Airlines, Inc., JFK International Airport, AMT (a):
7.63%, 8/01/25	750	836,355
7.75%, 8/01/31	1,000	1,115,560
New York City Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	690	624,671
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	500	510,515
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	375	306,086
Port Authority of New York & New Jersey, ARB, Continental Airlines, Inc. & Eastern Air Lines, Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	1,325	1,357,794

		6,101,726
County/City/Special District/School District — 40.1%
City of New York New York, GO:
Fiscal 2009, Series A-1, 4.75%, 8/15/25	500	540,745
Series D, 5.38%, 6/01/32	15	15,047
Sub-Series G-1, 5.00%, 4/01/29	250	261,712
Sub-Series G-1, 6.25%, 12/15/31	250	280,395
Sub-Series I-1, 5.38%, 4/01/36	450	475,812
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	650	617,786
(AGM), 5.00%, 2/15/47	750	730,297
(NPFGC), 4.50%, 2/15/47	1,100	951,841
(NPFGC), 5.00%, 2/15/47	465	441,955
New York City Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1 (b):
5.25%, 7/01/32	735	753,110
5.00%, 7/01/33	250	250,368
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 6.22%, 3/01/41 (c)	5,155	960,222
CAB, Yankee Stadium Project, Series A (AGC), 6.23%, 3/01/42 (c)	500	87,380
CAB, Yankee Stadium Project, Series A (AGC), 6.23%, 3/01/43 (c)	2,000	328,660
CAB, Yankee Stadium Project, Series A (AGC), 6.32%, 3/01/45 (c)	950	134,416
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	107,074
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	500	417,665
Yankee Stadium Project (NPFGC), 5.00%, 3/01/46	175	163,298
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/44	990	959,518
4.75%, 11/15/45	500	461,315
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
New York Liberty Development Corp., Refunding RB, Liberty:
2nd Priority Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	$1,350	$1,400,706
2nd Priority Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	285	300,267
4 World Trade Center Project, 5.00%, 11/15/31	750	754,965
4 World Trade Center Project, 5.75%, 11/15/51	340	356,966
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	2,490	2,186,892
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	550	536,624
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	520	472,472

		14,947,508
Education — 36.4%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A (d)(e):
7.00%, 5/01/25	200	29,936
7.00%, 5/01/35	130	19,458
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM):
4.38%, 10/01/30	250	237,138
4.63%, 10/01/40	140	132,747
Build NYC Resource Corp., RB, Series A:
Bronx Charter School For Excellence Project, 5.50%, 4/01/43	135	128,565
Bronx Charter School For International Cultures And The Arts Project, 5.00%, 4/15/33	200	182,366
City of Troy Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	375	366,157
County of Suffolk New York Industrial Development Agency, Refunding RB, Remarketing, New York Institute of Technology Project, 5.00%, 3/01/26	150	150,488
Dutchess County Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	500	426,590
Dutchess County Local Development Corp., RB, Vassar College, Series A, 5.00%, 1/01/49	250	242,820
Monroe County Industrial Development Corp., RB, University of Rochester Project, Series A:
5.00%, 7/01/31	500	513,995
5.00%, 7/01/41	975	974,932
Nassau County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	200	198,642
New York City Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	250	253,225
New York City Trust for Cultural Resources, Refunding RB, Series A:
Carnegie Hall, 4.75%, 12/01/39	400	390,584
Wildlife Conservation Society, 3.25%, 8/01/32	140	109,292
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/39	150	152,264
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	315,726

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
New York State Dormitory Authority, RB (concluded):
New York University, Series 1 (BHAC), 5.50%, 7/01/31	$245	$266,962
New York University, Series B, 5.00%, 7/01/42	1,250	1,263,262
Teachers College, Series B, 5.00%, 7/01/42	1,550	1,538,189
University of Rochester, Series A, 5.13%, 7/01/39	215	217,920
University of Rochester, Series A, 5.49%, 7/01/39 (f)	175	173,700
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	125	126,843
Cornell University, Series A, 5.00%, 7/01/40	150	154,260
Culinary Institute of America, 5.00%, 7/01/34	150	138,309
New York University, Series A, 5.00%, 7/01/37	445	446,233
New York University, Series A, 5.00%, 7/01/42	1,750	1,756,090
Rockefeller University, Series B, 4.00%, 7/01/38	150	133,890
Skidmore College, Series A, 5.00%, 7/01/28	250	259,332
State University Dormitory Facilities, Series A, 5.25%, 7/01/30 (b)	350	366,684
State University Dormitory Facilities, Series A, 5.25%, 7/01/32 (b)	350	362,764
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	225	225,304
Teachers College, 5.50%, 3/01/39	350	360,531
Teachers College, Series A, 5.00%, 7/01/31	325	330,317
Oneida County Local Development Corp., RB, Hamilton College Project, 4.00%, 7/01/38	300	262,770
Tompkins County Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	100	104,341
Yonkers Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	250	259,432

		13,572,058
Health — 24.0%
County of Saratoga New York Industrial Development Agency, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/32	200	198,786
County of Suffolk New York Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 5.00%, 11/01/28	260	261,799
Dutchess County Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGM), 5.75%, 7/01/30	350	370,828
Genesee County Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	150	139,557
Monroe County Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/37	370	347,711
Monroe County Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	275	282,604
Nassau County Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project, 4.25%, 7/01/42	120	95,218
New York State Dormitory Authority, RB:
Mental Health Services (AGM), 5.00%, 2/15/22	335	372,423
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	185	192,635
Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
New York State Dormitory Authority, RB (concluded):
New York University Hospitals Center, Series A, 5.75%, 7/01/31	$220	$231,649
New York University Hospitals Center, Series B, 5.63%, 7/01/37	260	262,878
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	450	461,700
North Shore-Long Island Jewish Obligated Group, Series A, 5.75%, 5/01/37	500	522,540
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	325	278,626
New York State Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	291,001
Mount Sinai Hospital Obligated Group, Series A, 5.00%, 7/01/26	315	328,113
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,000	993,930
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	250	258,203
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/31	500	487,170
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project, 4.50%, 7/01/32	810	670,745
Westchester County Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	1,150	1,152,978
Series B, 6.00%, 11/01/30	200	214,524
Westchester County Local Development Corp., Refunding RB, Kendal On Hudson Project, 4.00%, 1/01/23	550	528,649

		8,944,267
Housing — 2.0%
New York Mortgage Agency, Refunding RB, Series 48, 3.70%, 10/01/38	360	276,840
New York State HFA, RB, M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	500	483,225

		760,065
State — 2.5%
New York State Dormitory Authority, ERB:
Series B, 5.75%, 3/15/36	300	332,931
Series C, 5.00%, 12/15/31	250	254,495
New York State Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	80	82,760
State of New York, GO, Series A, 5.00%, 2/15/39	250	257,670

		927,856
Transportation — 13.1%
Metropolitan Transportation Authority, RB:
Dedicated Tax Fund, Series A, 5.63%, 11/15/39	250	264,717
Series A, 5.00%, 11/15/30	250	255,188
Series C, 6.50%, 11/15/28	700	813,981
Series D, 5.25%, 11/15/41	1,000	1,007,210
Metropolitan Transportation Authority, Refunding RB, Series D, 5.25%, 11/15/32	170	175,411
New York Liberty Development Corp., RB, Liberty, Secured by Port Authority Consolidated, Series 1WTC, 5.00%, 12/15/41	500	500,300

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	39

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation (concluded)
New York State Thruway Authority, Refunding RB, General, Series I:
5.00%, 1/01/27	$130	$138,562
5.00%, 1/01/42	140	139,150
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, 6.00%, 12/01/42	500	545,290
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 173rd Series, 4.00%, 12/01/31	850	786,428
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 177th Series, AMT, 4.00%, 1/15/43	100	80,112
Triborough Bridge & Tunnel Authority, Refunding RB, Sub-Series A:
CAB, 5.24%, 11/15/32 (c)	170	63,128
5.00%, 11/15/30	100	102,860

		4,872,337
Utilities — 4.9%
County of Suffolk New York Water Authority, Refunding RB, 3.00%, 6/01/25	400	368,812
Long Island Power Authority, RB, General Electric System:
Series A (AGM), 5.00%, 5/01/36	225	222,577
Series C (CIFG), 5.25%, 9/01/29	500	517,565
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 4/01/24	100	106,737
New York State Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	600	616,626

		1,832,317
Total Municipal Bonds in New York		51,958,134

Multi-State — 7.1%
Housing — 7.1%
Centerline Equity Issuer Trust, Series B-2, 7.20%, 11/15/14 (g)(h)	2,500	2,661,375

Puerto Rico — 3.1%
State — 3.1%
Puerto Rico Infrastructure Financing Authority, RB, CAB, Series A (AMBAC) (c):
8.48%, 7/01/37	1,500	208,335
8.52%, 7/01/44	2,000	153,380
Puerto Rico Sales Tax Financing Corp., RB, 1st Sub-Series A, 5.75%, 8/01/37	605	518,382
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	320	276,323

		1,156,420
Total Municipal Bonds — 149.5%		55,775,929

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
New York — 19.7%
County/City/Special District/School District — 7.0%
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47 (j)	700	719,188
New York City Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series D-1, 5.00%, 11/01/38	825	840,452
Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
New York (concluded)
County/City/Special District/School District (concluded)
New York Liberty Development Corp., Refunding RB, Liberty, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	$1,050	$1,058,694

		2,618,334
State — 1.4%
New York City Transitional Finance Authority Building Aid, BARB, Series B-3, 5.25%, 1/15/39	500	508,969
Transportation — 3.4%
New York Liberty Development Corp., RB, World Trade Center Port Authority, Series 1, 5.25%, 12/15/43	630	640,946
New York State Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	600	620,862

		1,261,808
Utilities — 7.9%
New York City Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	405	446,204
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	990	1,018,888
Fiscal 2012, Series BB, 5.00%, 6/15/44	1,500	1,502,381

		2,967,473
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.7%		7,356,584
Total Long-Term Investments (Cost — $65,501,747) — 169.2%		63,132,513

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (k)(l)	1,962,512	1,962,512
Total Short-Term Securities (Cost — $1,962,512) — 5.3%		1,962,512
Total Investments (Cost — $67,464,259) — 174.5%		65,095,025
Liabilities in Excess of Other Assets — (2.5%)		(915,654)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.8%)		(4,777,075)
VRDP Shares, at Liquidation Value — (59.2%)		(22,100,000)

Net Assets Applicable to Common Shares — 100.0%		$37,302,296

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock New York Municipal Bond Trust (BQH)

Notes to Schedule of investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
J.P. Morgan Securities LLC	$1,003,478	$4,548
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$729,448	$(483)

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(g)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(h)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(i)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expires on February 15, 2019 is $370,623.

(k)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income
BIF New York Municipal Money Fund	3,245,381	(1,282,869)	1,962,512	$10

(l)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	41

Schedule of Investments (concluded)	BlackRock New York Municipal Bond Trust (BQH)

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$63,132,513	—	$63,132,513
Short-Term Securities	$1,962,512	—	—	1,962,512

Total	$1,962,512	$63,132,513	—	$65,095,025

[1] See above Schedule of Investments for values in each sector.
Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(4,775,195)	—	$(4,775,195)
VRDP Shares	—	(22,100,000)	—	(22,100,000)

Total	—	$(26,875,195)	—	$(26,875,195)

There were no transfers between levels during the year ended August 31, 2013.

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments August 31, 2013	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 126.2%
Corporate — 1.4%
New York City Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	$165	$149,378
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	1,000	1,021,030

		1,170,408
County/City/Special District/School District — 28.9%
City of New York New York, GO:
Fiscal 2012, Series A-1, 5.00%, 8/01/35	200	204,188
Sub-Series A-1, 5.00%, 10/01/34	330	336,749
Sub-Series G-1, 5.00%, 4/01/29	1,000	1,046,850
City of New York New York, GO, Refunding, Fiscal 2013:
Series E, 5.00%, 8/01/30	1,000	1,043,470
Series J, 5.00%, 8/01/25	810	892,968
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	500	475,220
5.75%, 2/15/47	1,000	1,027,500
(AGC), 5.00%, 2/15/47	1,250	1,217,162
(AGM), 5.00%, 2/15/47	750	730,298
(NPFGC), 4.50%, 2/15/47	1,550	1,341,230
New York City Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1 (a):
5.25%, 7/01/32	915	937,546
5.00%, 7/01/33	400	400,588
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 6.04%, 3/01/39 (b)	1,000	219,460
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	150	160,611
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	800	707,328
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/44	5,100	4,942,971
4.75%, 11/15/45	500	461,315
New York Liberty Development Corp., Refunding RB, Liberty:
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,006,620
4 World Trade Center Project, 5.75%, 11/15/51	670	703,433
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	3,000	2,634,810
New York State Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 3/15/37	500	508,680
School Districts Financing Program, Series A (AGM), 5.00%, 10/01/35	1,000	1,001,740
The Erie County Industrial Development Agency, RB, City School District of Buffalo Project Series A:
5.25%, 5/01/31	200	207,262
(AGM), 5.75%, 5/01/25	1,000	1,130,180
Tompkins County Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 7/01/37	1,000	1,033,240

		24,371,419
Education — 33.9%
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	1,750	1,708,735
Municipal Bonds	Par (000)	Value
New York (continued)
Education (continued)
Dutchess County Local Development Corp., RB, Vassar College, Series A, 5.00%, 1/01/49	250	242,820
Herkimer County Industrial Development Agency, RB, College Foundation, Inc., Student Housing Project, 6.25%, 8/01/34	1,000	1,000,210
Madison County Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 4.50%, 7/01/39	1,600	1,516,816
Madison County Industrial Development Agency, RB, Colgate University Project, Series A (AMBAC), 5.00%, 7/01/30	1,000	1,016,770
Monroe County Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/31	500	513,995
New York City Trust for Cultural Resources, Refunding RB:
American Museum of Natural History, Series A (NPFGC), 5.00%, 7/01/44	2,500	2,430,900
Museum of Modern Art, Series 1A, 5.00%, 4/01/31	700	742,189
Wildlife Conservation Society, Series A, 3.25%, 8/01/32	440	343,490
Wildlife Conservation Society, Series A, 5.00%, 8/01/42	410	410,299
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/40	600	602,028
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	315,726
FIT Student Housing Corp. (NPFGC), 5.13%, 7/01/14 (c)	2,500	2,595,900
Fordham University, Series A, 5.00%, 7/01/28	500	520,345
New York University, Series B, 5.00%, 7/01/37	500	507,820
New York University, Series C, 5.00%, 7/01/38	1,000	1,004,620
Rochester Institute of Technology, 5.00%, 7/01/40	550	552,491
St. Joachim & Anne Residence, 5.25%, 7/01/27	3,000	2,761,110
The New School (AGM), 5.50%, 7/01/43	350	359,797
New York State Dormitory Authority, Refunding RB:
Cornell University, Series A, 5.00%, 7/01/40	250	257,100
New York University Mount Sinai School of Medicine (NPFGC), 5.00%, 7/01/35	2,400	2,359,128
New York University, Series A, 5.00%, 7/01/37	745	747,064
Rochester Institute of Technology, 4.00%, 7/01/32	395	347,580
Rockefeller University, Series B, 4.00%, 7/01/38	470	419,522
Skidmore College, Series A, 5.00%, 7/01/27	135	141,132
State University Dormitory Facilities, Series A, 5.25%, 7/01/30 (a)	1,500	1,571,505
State University Dormitory Facilities, Series A, 5.25%, 7/01/32 (a)	600	621,882
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	450	450,608
Teachers College, Series A, 5.00%, 7/01/31	525	533,589
Oneida County Local Development Corp., RB, Hamilton College Project, 4.00%, 7/01/38	500	437,950

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	43

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
Orange County Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	$180	$166,316
5.00%, 7/01/42	115	105,483
Schenectady County Capital Resource Corp., Refunding RB, Union College, 5.00%, 7/01/32	940	963,556
Tompkins County Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	250	260,853

		28,529,329
Health — 15.5%
Dutchess County Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 4/01/30	500	513,840
Monroe County Industrial Development Corp., RB, Rochester General Hospital Project, Series A, 5.00%, 12/01/37	850	798,796
Monroe County Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	725	745,046
New York State Dormitory Authority, RB:
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	1,250	1,250,862
Mental Health Services (AGM), 5.00%, 8/15/18 (c)	5	5,831
Mental Health Services (AGM), 5.00%, 2/15/22	995	1,106,151
New York University Hospitals Center, Series A, 6.00%, 7/01/40	250	264,010
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	350	359,100
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 5/01/39	185	153,829
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	405	347,211
St. Barnabas, Series A (FHA), 5.00%, 2/01/31	3,000	3,000,060
New York State Dormitory Authority, Refunding RB:
New York University Hospital Center, Series A, 5.00%, 7/01/36	500	488,650
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	750	745,448
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 5/01/34	1,840	1,868,870
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/31	1,500	1,461,510

		13,109,214
Housing — 1.8%
New York Mortgage Agency, RB, Series 49, 4.00%, 10/01/43	500	406,620
New York Mortgage Agency, Refunding RB, Series 48, 3.70%, 10/01/38	1,425	1,095,825

		1,502,445
State — 9.7%
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	750	778,508
New York City Transitional Finance Authority Building Aid, BARB:
Fiscal 2008, Series S-4 (AGC), 5.50%, 1/15/33	1,000	1,104,810
Series S-2 (AGM), 5.00%, 1/15/37	850	868,861
Municipal Bonds	Par (000)	Value
New York (concluded)
State (concluded)
New York State Dormitory Authority, ERB:
Series B, 5.75%, 3/15/36	600	665,862
Series C, 5.00%, 12/15/31	1,500	1,526,970
New York State Dormitory Authority, RB, General Purpose, Series B, 5.00%, 3/15/42	200	201,516
New York State Dormitory Authority, Refunding RB, 3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/30	1,500	1,547,985
New York State Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	320	331,040
New York State Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 3.50%, 3/15/28	1,250	1,132,587

		8,158,139
Transportation — 22.9%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/27	575	598,615
Series C, 6.50%, 11/15/28	750	872,123
Series D, 5.25%, 11/15/41	1,750	1,762,618
Series H, 5.00%, 11/15/25	1,500	1,605,270
Metropolitan Transportation Authority, Refunding RB:
Dedicated Tax Fund, Series B, 5.00%, 11/15/34	540	544,833
Series D, 4.00%, 11/15/32	500	449,145
Series F, 5.00%, 11/15/30	630	642,537
Series F (AGM), 4.00%, 11/15/30	500	471,970
New York State Thruway Authority, Refunding RB, General:
Series H (AGM), 5.00%, 1/01/37	4,000	3,983,360
Series I, 5.00%, 1/01/24	1,000	1,108,360
Series I, 5.00%, 1/01/37	500	501,995
Series I, 5.00%, 1/01/42	425	422,420
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Remarketing, Series A, 5.00%, 11/15/34	1,000	1,019,150
General, Series B, 5.00%, 11/15/31	90	93,150
Series C, 5.00%, 11/15/38	1,000	1,003,110
Series E (NPFGC), 5.00%, 11/15/32	2,660	2,666,969
Sub-Series A, 5.00%, 11/15/29	1,485	1,538,059

		19,283,684
Utilities — 12.1%
Albany Municipal Water Finance Authority, Refunding RB, Series A, 5.00%, 12/01/33	1,000	1,022,310
County of Suffolk New York Water Authority, Refunding RB, 3.00%, 6/01/25	1,185	1,092,605
Long Island Power Authority, RB, General Electric System:
Series A (AGM), 5.00%, 5/01/36	500	494,615
Series C (CIFG), 5.25%, 9/01/29	1,000	1,035,130
Long Island Power Authority, Refunding RB, Electric System, Series A (AGC):
5.75%, 4/01/39	1,690	1,851,057
General, 6.00%, 5/01/33	2,000	2,234,660
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System 2nd General Resolution:
Series DD, 5.00%, 6/15/32	1,100	1,128,644
Series FF, 4.00%, 6/15/45	400	332,744
New York State Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	1,000	1,027,710

		10,219,475
Total Municipal Bonds in New York		106,344,113

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Puerto Rico — 6.2%
State — 3.5%
Puerto Rico Sales Tax Financing Corp., RB, 1st Sub-Series A:
5.75%, 8/01/37	$605	$518,382
(AGM), 5.00%, 8/01/40	310	255,639
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C:
5.00%, 8/01/40	2,000	1,662,660
5.25%, 8/01/40	630	544,011

		2,980,692
Transportation — 2.7%
Puerto Rico Highway & Transportation Authority, RB, Series Y (AGM), 6.25%, 7/01/21	2,000	2,232,920
Total Municipal Bonds in Puerto Rico		5,213,612
Total Municipal Bonds — 132.4%		111,557,725

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New York — 33.2%
County/City/Special District/School District — 16.4%
City of New York New York, GO, Residuals, Sub-Series C-3 (AGC), 5.75%, 8/15/28 (e)	1,000	1,128,370
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47 (e)	1,800	1,849,339
New York City Transitional Finance Authority Future Tax Secured, RB, Fiscal 2012, Sub-Series D-1, 5.00%, 11/01/38	2,475	2,521,357
New York Liberty Development Corp., Refunding RB, Liberty, 7 World Trade Center Project, Class 1, 5.00%, 9/15/40	2,085	2,102,264
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC), 5.00%, 10/15/32	5,997	6,199,440

		13,800,770
Education — 5.3%
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/35	1,999	2,026,161
New York State Dormitory Authority, RB, New York University, Series A (AMBAC), 5.00%, 7/01/37	2,499	2,503,896

		4,530,057
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (concluded)
Transportation — 5.2%
New York Liberty Development Corp., RB, World Trade Center Port Authority, Series 1, 5.25%, 12/15/43	3,495	3,555,723
New York State Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	800	827,816

		4,383,539
Utilities — 6.3%
New York City Municipal Water Finance Authority, RB, Water & Sewer System:
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	405	430,269
Fiscal 2009, Series A, 5.75%, 6/15/40	495	545,361
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	2,249	2,314,421
Fiscal 2012, Series BB, 5.00%, 6/15/44	2,011	2,013,190

		5,303,241
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.2%		28,017,607
Total Long-Term Investments (Cost — $143,432,983) — 165.6%		139,575,332

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (f)(g)	3,752,091	3,752,091
Total Short-Term Securities (Cost — $3,752,091) — 4.5%		3,752,091
Total Investments (Cost — $147,185,074) — 170.1%		143,327,423
Liabilities in Excess of Other Assets — (1.8%)		(1,503,945)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.2%)		(17,061,101)
VRDP Shares, at Liquidation Value — (48.1%)		(40,500,000)

Net Assets Applicable to Common Shares — 100.0%		$84,262,377

Notes to Schedule of Investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
J.P. Morgan Securities LLC	$1,338,134	$6,241
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$2,193,387	$(1,440)

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire from February 15, 2017 to February 15, 2019 is $1,482,580.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	45

Schedule of Investments (concluded)	BlackRock New York Municipal Income Quality Trust (BSE)

(f)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income
BIF New York Municipal Money Fund	1,020,744	2,731,347	3,752,091	$71

(g)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$139,575,332	—	$139,575,332
Short-Term Securities	$3,752,091	—	—	3,752,091

Total	$3,752,091	$139,575,332	—	$143,327,423

[1] See above Schedule of Investments for values in each sector.
Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(17,054,036)	—	$(17,054,036)
VRDP Shares	—	(40,500,000)	—	(40,500,000)

Total	—	$(57,554,036)	—	$(57,554,036)

There were no transfers between levels during the year ended August 31, 2013.

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments August 31, 2013	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 148.2%
Corporate — 17.7%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	$500	$493,495
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	2,500	2,519,900
Essex County Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	200	213,046
Essex County Industrial Development Agency, Refunding RB, International Paper Co. Project, Series A, AMT, 5.50%, 10/01/26	625	605,319
Jefferson County Industrial Development Agency, Refunding RB, Solid Waste Disposal, International Paper Co. Project, Series A, AMT, 5.20%, 12/01/20	750	735,660
New York City Industrial Development Agency, RB, American Airlines, Inc., JFK International Airport, AMT (a):
7.63%, 8/01/25	1,600	1,784,224
7.75%, 8/01/31	1,500	1,673,340
New York City Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/28	330	298,755
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	1,030	1,051,661
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	625	510,144
Port Authority of New York & New Jersey, ARB, Continental Airlines, Inc. & Eastern Air Lines, Inc. Project, LaGuardia, AMT, 9.13%, 12/01/15	1,875	1,921,406

		11,806,950
County/City/Special District/School District — 35.6%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, 5.38%, 10/01/41	280	286,905
City of New York New York, GO:
Fiscal 2009, Series A-1, 4.75%, 8/15/25	500	540,745
Sub-Series G-1, 6.25%, 12/15/31	250	280,395
Sub-Series I-1, 5.38%, 4/01/36	450	475,812
City of New York New York, GO, Refunding, Fiscal 2013:
Series E, 5.00%, 8/01/30	500	521,735
Series J, 5.00%, 8/01/25	910	1,003,211
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	474,850
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	2,850	2,708,754
5.75%, 2/15/47	1,550	1,592,625
(AGM), 5.00%, 2/15/47	850	827,670
(NPFGC), 4.50%, 2/15/47	1,510	1,306,618
New York City Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1 (b):
5.25%, 7/01/32	915	937,546
5.00%, 7/01/33	400	400,588
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 6.29%, 3/01/35 (c)	500	147,600
CAB, Yankee Stadium Project, Series A (AGC), 6.23%, 3/01/42 (c)	1,750	305,830
CAB, Yankee Stadium Project, Series A (AGC), 6.32%, 3/01/45 (c)	500	70,745
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
New York City Industrial Development Agency, RB, PILOT (concluded):
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	107,074
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	500	417,665
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	2,000	1,768,320
New York City Transitional Finance Authority Future Tax Secured, RB:
5.00%, 11/01/27	10	10,029
Fiscal 2012, Sub-Series D-1, 5.00%, 11/01/38	825	840,452
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	1,125	1,104,199
5.00%, 11/15/44	735	712,369
4.75%, 11/15/45	640	590,483
New York Liberty Development Corp., Refunding RB, Liberty:
2nd Priority Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 7/15/47	1,400	1,452,584
2nd Priority Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	500	526,785
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,006,620
4 World Trade Center Project, 5.00%, 11/15/44	1,000	964,720
4 World Trade Center Project, 5.75%, 11/15/51	670	703,433
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	1,100	1,073,248
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	690	626,934

		23,786,544
Education — 24.8%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A (d)(e):
7.00%, 5/01/25	345	51,640
7.00%, 5/01/35	220	32,930
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM):
4.38%, 10/01/30	500	474,275
4.63%, 10/01/40	275	260,752
Build NYC Resource Corp., RB, Series A:
Bronx Charter School For Excellence Project, 5.50%, 4/01/43	225	214,274
Bronx Charter School For International Cultures And The Arts Project, 5.00%, 4/15/33	400	364,732
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	1,750	1,708,735
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 6.00%, 9/01/34	150	161,330
County of Suffolk New York Industrial Development Agency, Refunding RB, Remarketing, New York Institute of Technology Project, 5.00%, 3/01/26	410	411,332
Dutchess County Industrial Development Agency, RB, Bard College Civic Facility, Series A-2, 4.50%, 8/01/36	755	644,151
Herkimer County Industrial Development Agency, RB, College Foundation, Inc., Student Housing Project, 6.25%, 8/01/34	385	385,081
Madison County Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 4.50%, 7/01/39	265	251,223

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	47

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
Monroe County Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 7/01/31	$1,000	$1,027,990
Nassau County Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	350	347,624
New York City Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	500	506,450
New York City Trust for Cultural Resources, Refunding RB, Series A:
Carnegie Hall, 4.75%, 12/01/39	700	683,522
Wildlife Conservation Society, 3.25%, 8/01/32	420	327,877
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/39	250	253,773
New York State Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	500	526,210
Fordham University, Series A, 5.50%, 7/01/36	150	155,886
University of Rochester, Series A, 5.13%, 7/01/39	250	253,395
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	250	253,685
Culinary Institute of America, 5.00%, 7/01/34	200	184,412
New York University, Series A, 5.00%, 7/01/37	600	601,662
Rochester Institute of Technology, 5.00%, 7/01/38	690	688,979
Rockefeller University, Series B, 4.00%, 7/01/38	250	223,150
Skidmore College, Series A, 5.25%, 7/01/29	200	208,994
Skidmore College, Series A, 5.25%, 7/01/31	300	310,095
State University Dormitory Facilities, Series A, 5.25%, 7/01/30 (b)	1,220	1,278,157
State University Dormitory Facilities, Series A, 5.25%, 7/01/32 (b)	700	725,529
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	370	370,499
Teachers College, 5.50%, 3/01/39	650	669,558
Teachers College, Series A, 5.00%, 7/01/31	525	533,589
Oneida County Local Development Corp., RB, Hamilton College Project, 4.00%, 7/01/38	540	472,986
Tompkins County Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	450	469,534
Yonkers Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	500	518,865

		16,552,876
Health — 30.4%
County of Saratoga New York Industrial Development Agency, RB, Saratoga Hospital Project, Series B, 5.25%, 12/01/32	350	347,875
County of Suffolk New York Industrial Development Agency, Refunding RB, Jefferson’s Ferry Project, 5.00%, 11/01/28	450	453,114
Dutchess County Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	311,991
Genesee County Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	250	232,595
Monroe County Industrial Development Corp., RB, Rochester General Hospital Project, Series A:
5.00%, 12/01/32	180	174,787
5.00%, 12/01/37	250	234,940
Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
Monroe County Industrial Development Corp., Refunding RB:
Rochester General Hospital Project, Series B, 3.60%, 12/01/32	500	382,075
Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,425	1,464,401
Nassau County Local Economic Assistance Corp., Refunding RB, Winthrop University Hospital Association Project, 4.25%, 7/01/42	180	142,826
New York State Dormitory Authority, RB:
General Purpose, Series E, 5.00%, 2/15/37	1,000	1,017,230
Healthcare, Series A, 5.00%, 3/15/38	500	508,450
Memorial Sloan-Kettering Cancer Center, 5.00%, 7/01/41	1,000	974,990
New York Hospital Medical Center-Queens (FHA), 4.75%, 2/15/37	305	293,309
New York State Association for Retarded Children, Inc., Series A, 6.00%, 7/01/32	250	265,355
New York University Hospitals Center, Series A, 5.75%, 7/01/31	425	447,504
New York University Hospitals Center, Series B, 5.63%, 7/01/37	530	535,867
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	750	769,500
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 5/01/39	315	261,926
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 5/01/39	405	347,211
St. Barnabas, Series A (FHA), 5.00%, 2/01/31	1,000	1,000,020
New York State Dormitory Authority, Refunding RB:
Kateri Residence, 5.00%, 7/01/22	2,000	2,007,860
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	130	130,449
Mount Sinai Hospital Obligated Group, Series A, 5.00%, 7/01/26	500	520,815
New York University Hospital Center, Series A, 5.00%, 7/01/36	1,000	977,300
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	1,000	993,930
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	500	516,405
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/31	2,000	1,948,680
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project, 4.50%, 7/01/32	1,210	1,001,977
Westchester County Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	1,000	1,002,590
Series B, 6.00%, 11/01/30	150	160,893
Westchester County Local Development Corp., Refunding RB, Kendal On Hudson Project, 4.00%, 1/01/23	920	884,286

		20,311,151
Housing — 4.0%
New York City Housing Development Corp., RB, M/F Housing, Series J-2-A, AMT, 4.75%, 11/01/27	1,420	1,439,156
New York Mortgage Agency, Refunding RB, Series 48, 3.70%, 10/01/38	360	276,840
New York State HFA, RB, M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 2/15/39	1,000	966,450

		2,682,446

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
State — 12.1%
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	$750	$778,508
New York City Transitional Finance Authority Building Aid, BARB:
Fiscal 2013, Series S-1, 4.00%, 7/15/42	1,775	1,431,200
Series S-2A (NPFGC), 4.25%, 1/15/34	250	231,320
New York State Dormitory Authority, ERB:
Series B, 5.75%, 3/15/36	300	332,931
Series C, 5.00%, 12/15/31	500	508,990
New York State Dormitory Authority, RB, General Purpose, Series B:
5.00%, 3/15/37	500	508,680
5.00%, 3/15/42	200	201,516
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 12/15/26	1,265	1,377,977
New York State Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/32	160	165,520
New York State Urban Development Corp., RB, State Personal Income Tax, Series B, 5.00%, 3/15/35	2,000	2,015,760
State of New York, GO, Series A, 5.00%, 2/15/39	500	515,340

		8,067,742
Transportation — 13.4%
Metropolitan Transportation Authority, RB:
Series C, 6.50%, 11/15/28	750	872,122
Series H, 5.00%, 11/15/25	1,000	1,070,180
Metropolitan Transportation Authority, Refunding RB, Series F (AGM), 4.00%, 11/15/30	500	471,970
New York Liberty Development Corp., RB, Liberty, Secured by Port Authority Consolidated, Series 1WTC:
5.00%, 12/15/41	500	500,300
5.25%, 12/15/43	500	508,700
New York State Thruway Authority, Refunding RB, General, Series I:
5.00%, 1/01/37	735	737,933
5.00%, 1/01/42	1,030	1,023,748
Port Authority of New York & New Jersey, ARB, Special Project JFK International Air Terminal LLC Project:
6.00%, 12/01/42	1,000	1,090,580
Series 6, AMT (NPFGC), 6.25%, 12/01/13	1,000	1,006,170
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 177th Series, AMT, 4.00%, 1/15/43	1,500	1,201,680
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 5.24%, 11/15/32 (c)	505	187,527
General, Series B, 5.00%, 11/15/31	90	93,150
Sub-Series A, 5.00%, 11/15/30	150	154,290

		8,918,350
Utilities — 10.2%
County of Suffolk New York Water Authority, Refunding RB, 3.00%, 6/01/25	1,160	1,069,555
Long Island Power Authority, RB, Electric System:
CAB, Series A (AGM), 4.65%, 6/01/28 (c)	3,515	1,789,205
General, Series C (CIFG), 5.25%, 9/01/29	1,000	1,035,130
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 4/01/24	500	533,685
New York City Municipal Water Finance Authority, RB, Water & Sewer System, Series B, 5.00%, 6/15/36	500	501,640
Municipal Bonds	Par (000)	Value
New York (concluded)
Utilities (concluded)
New York State Environmental Facilities Corp., Refunding RB, State Clean Water and Drinking Water Revolving New York City Municipal Water Finance Authority Projects:
2nd Resolution, Series B, 5.00%, 6/15/36	350	362,768
Series A, 5.00%, 6/15/37	1,500	1,508,130

		6,800,113
Total Municipal Bonds in New York		98,926,172

Multi-State — 6.6%
Housing — 6.6%
Centerline Equity Issuer Trust (f)(g):
Series A-4-1, 5.75%, 5/15/15	500	534,280
Series A-4-2, 6.00%, 5/15/19	1,000	1,133,900
Series B-3-1, 6.00%, 5/15/15	1,500	1,603,230
Series B-3-2, 6.30%, 5/15/19	1,000	1,147,630

		4,419,040

Puerto Rico — 4.9%
Housing — 0.7%
Puerto Rico HFA, Refunding RB, Subordinate, Capital Fund Modernization, M/F Housing (HUD), 5.13%, 12/01/27	500	484,075
State — 3.2%
Puerto Rico Sales Tax Financing Corp., RB, CAB, Series A, 7.20%, 8/01/32 (c)	750	197,805
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C:
5.00%, 8/01/40	2,000	1,662,660
5.25%, 8/01/40	355	306,546

		2,167,011
Transportation — 1.0%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series CC (AGM), 5.50%, 7/01/30	750	643,650
Total Municipal Bonds in Puerto Rico		3,294,736
Total Municipal Bonds — 159.7%		106,639,948

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
New York — 12.5%
County/City/Special District/School District — 1.7%
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/35 (i)	1,123	1,101,869
State — 2.0%
New York City Transitional Finance Authority Building Aid, BARB, Series B-3, 5.25%, 1/15/39	1,300	1,323,320
Transportation — 4.6%
New York Liberty Development Corp., RB, World Trade Center Port Authority, Series 1, 5.25%, 12/15/43	1,995	2,029,662
Port Authority of New York & New Jersey, RB, Consolidated, Series 169, AMT, 5.00%, 10/15/26	1,000	1,050,370

		3,080,032

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	49

Schedule of Investments (continued)	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
New York (concluded)
Utilities — 4.2%
New York City Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	$240	$264,417
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 6/15/32	1,500	1,543,770
Fiscal 2012, Series BB, 5.00%, 6/15/44	1,005	1,006,595

		2,814,782
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 12.5%		8,320,003
Total Long-Term Investments (Cost — $118,071,838) — 172.2%		114,959,951
Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund, 0.00% (j)(k)	2,552,420	2,552,420
Total Short-Term Securities (Cost — $2,552,420) — 3.8%		2,552,420
Total Investments (Cost — $120,624,258) — 176.0%		117,512,371
Liabilities in Excess of Other Assets — (1.7%)		(1,141,043)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.8%)		(5,199,289)
VRDP Shares, at Liquidation Value — (66.5%)		(44,400,000)

Net Assets Applicable to Common Shares — 100.0%		$66,772,039

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
J.P. Morgan Securities LLC	$1,338,134	$6,241
Merrill Lynch, Pierce, Fenner & Smith Inc.	$2,003,686	$(1,320)

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(h)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire on November 15, 2014 is $591,422.

(j)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income
BIF New York Municipal Money Fund	459,702	2,092,718	2,552,420	$44

(k)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (concluded)	BlackRock New York Municipal Income Trust II (BFY)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$114,959,951	—	$114,959,951
Short-Term Securities	$2,552,420	—	—	2,552,420

Total	$2,552,420	$114,959,951	—	$117,512,371

[1] See above Schedule of Investments for values in each sector.

Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(5,197,515)	—	$(5,197,515)
VRDP Shares	—	(44,400,000)	—	(44,400,000)

Total	—	$(49,597,515)	—	$(49,597,515)

There were no transfers between levels during the year ended August 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	51

Schedule of Investments August 31, 2013	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Virginia — 121.0%
Corporate — 12.5%
County of Chesterfield Virginia EDA, RB, Virginia Electric Power Co. Project, Series A, AMT, 5.60%, 11/01/31	$500	$508,645
Isle Wight County Virginia IDA, RB, International Paper, Series A, AMT, 5.70%, 11/01/27	1,300	1,262,885
Louisa Virginia IDA, Refunding RB, Virginia Electric & Power Co. Project, Series A, 5.38%, 11/01/35 (a)	1,000	1,012,990

		2,784,520
County/City/Special District/School District — 14.9%
City of Portsmouth Virginia, GO, Refunding, Series D, 5.00%, 7/15/34	500	507,115
County of Fairfax Virginia Redevelopment & Housing Authority, Refunding RB, Fairfax Redevelopment & Housing, 5.00%, 10/01/39	1,500	1,502,280
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 3/01/26	500	438,245
Mosaic District Community Development Authority, Special Assessment, Series A, 6.88%, 3/01/36	250	272,985
Shops at White Oak Village Community Development Authority, Special Assessment, 5.30%, 3/01/17	144	151,698
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/18 (b)	360	449,669

		3,321,992
Education — 15.9%
County of Montgomery Virginia EDA, Refunding RB, Virginia Tech Foundation, Series A, 5.00%, 6/01/39	355	360,460
Virginia College Building Authority, Refunding RB:
Liberty University Projects, 5.00%, 3/01/41	1,000	998,510
Washington & Lee University Project (NPFGC), 5.25%, 1/01/26	500	564,040
Washington & Lee University Project (NPFGC), 5.25%, 1/01/31	1,000	1,088,620
Virginia Small Business Financing Authority, RB, Roanoke College, 5.75%, 4/01/41	500	515,425

		3,527,055
Health — 23.8%
County of Fairfax Virginia EDA, Refunding RB:
Goodwin House, Inc., 5.00%, 10/01/27	1,000	1,003,070
Vinson Hall LLC, Series A, 5.00%, 12/01/42	500	419,985
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A, 5.00%, 7/01/42	500	411,750
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes, 4.25%, 6/01/26	145	129,700
Danville Virginia IDA, Refunding RB, Danville Regional Medical Center (AMBAC), 5.25%, 10/01/28 (c)	1,000	1,172,270
Peninsula Ports Authority, Refunding RB, Virginia Baptist Homes, Series C, 5.40%, 12/01/33	250	202,958
Roanoke EDA, Refunding RB:
Carilion Clinic Obligation Group, 5.00%, 7/01/30	795	800,024
Carilion Health System (AGM), 5.00%, 7/01/20 (b)	5	5,881
Carilion Health System, Series B (AGM), 5.00%, 7/01/38	495	479,234
Winchester Virginia IDA, RB, Valley Health System Obligation, Series E, 5.63%, 1/01/44	650	676,487

		5,301,359
Housing — 12.3%
Virginia HDA, RB:
M/F Rental Housing, Series A, 5.25%, 5/01/41	750	753,945
M/F Rental Housing, Series B, 5.63%, 6/01/39	1,000	1,033,350
Municipal Bonds	Par (000)	Value
Virginia (concluded)
Housing (concluded)
Virginia HDA, RB (concluded):
M/F Rental Housing, Series D, 4.60%, 9/01/40	$500	$456,730
Remarketed, S/F Housing, Sub-Series C-3, 3.25%, 4/01/31	650	501,267

		2,745,292
State — 10.9%
Virginia College Building Authority, RB, Public Higher Education Financing Program, Series A, 5.00%, 9/01/33	1,000	1,016,500
Virginia Public School Authority, RB, School Financing, 1997 Resolution, Series B:
5.25%, 8/01/33	500	525,340
4.00%, 8/01/36	1,000	891,540

		2,433,380
Transportation — 17.0%
City of Norfolk Virginia Parking System, Refunding RB, Series B (AMBAC), 5.50%, 2/01/31	465	463,428
Richmond Metropolitan Authority, Refunding RB, (NPFGC), 5.25%, 7/15/22	500	553,675
Virginia Commonwealth Transportation Board, RB, Capital Projects, 5.00%, 5/15/32	1,260	1,305,549
Virginia Port Authority, RB, 5.00%, 7/01/36	500	506,105
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings Project, AMT, 6.00%, 1/01/37	1,000	942,550

		3,771,307
Utilities — 13.7%
City of Portsmouth Virginia, GO, Refunding, Series A, 5.00%, 7/15/41	700	714,042
City of Richmond Virginia, Refunding RB, Series A, 5.00%, 1/15/29	250	265,755
Virginia Resources Authority, RB, Senior, Virginia Pooled Financing Program, Series B, 5.00%, 11/01/33	2,000	2,059,040

		3,038,837
Total Municipal Bonds in Virginia		26,923,742

District of Columbia — 8.0%
Transportation — 8.0%
Metropolitan Washington Airports Authority, Refunding RB:
Senior 1st Lien, Series A, 5.00%, 10/01/39	290	284,191
Senior 1st Lien, Series A, 5.25%, 10/01/44	460	460,690
Series B, 5.00%, 10/01/29	1,000	1,035,850

		1,780,731

Guam — 2.0%
State — 2.0%
Territory of Guam, RB, Series A:
Business Privilege Tax Bonds, 5.13%, 1/01/42	250	236,943
Section 30, 5.63%, 12/01/29	200	204,578

		441,521

Multi-State — 7.2%
Housing — 7.2%
Centerline Equity Issuer Trust, Series B-2, 7.20%, 11/15/14 (d)(e)	1,500	1,596,825

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Puerto Rico — 0.9%
State — 0.9%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Senior Series C, 5.25%, 8/01/40	$240	$207,242
Total Municipal Bonds — 139.1%		30,950,061

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Virginia — 23.0%
Education — 13.9%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,999	3,093,504
Health — 9.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	999	1,045,461
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,000	978,437

		2,023,898
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.0%		5,117,402
Total Long-Term Investments (Cost — $35,952,346) — 162.1%		36,067,463
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (g)(h)	389,989	389,989
Total Short-Term Securities (Cost — $389,989) — 1.7%		389,989
Total Investments (Cost — $36,342,335) — 163.8%		36,457,452
Other Assets Less Liabilities — 1.9%		418,536
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.6%)		(3,020,008)
VRDP Shares, at Liquidation Value — (52.1%)		(11,600,000)

Net Assets Applicable to Common Shares — 100.0%		$22,255,980

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Security is collateralized by municipal or US Treasury obligations.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(f)	Securities represent bonds transferred to a TOB in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	Investments in issuers considered to be an affiliate of the Trust during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income
FFI Institutional Tax-Exempt Fund	65,431	324,558	389,989	$60

(h)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Trust’s management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	53

Schedule of Investments (concluded)	BlackRock Virginia Municipal Bond Trust (BHV)

fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$36,067,463	—	$36,067,463
Short-Term Securities	$389,989	—	—	389,989

Total	$389,989	$36,067,463	—	$36,457,452

[1] See above Schedule of Investments for values in each sector.
Certain of the Trust’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(121)	—	$(121)
TOB trust certificates	—	(3,018,910)	—	(3,018,910)
VRDP Shares	—	(11,600,000)	—	(11,600,000)

Total	—	$(14,619,031)	—	$(14,619,031)

There were no transfers between levels during the year ended August 31, 2013.

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2013

Statements of Assets and Liabilities

August 31, 2013	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Assets
Investments at value — unaffiliated[1]	$44,260,902	$49,323,314	$715,665,991	$55,572,138
Investments at value — affiliated[2]	421,659	5	9,101,817	630,435
Cash	—	2,033	—	—
Interest receivable	538,579	643,003	8,145,103	779,824
Investments sold receivable	40,000	—	6,648,762	5,000
Deferred offering costs	82,088	93,168	425,571	85,935
Prepaid expenses	10,326	7,553	9,324	4,450

Total assets	45,353,554	50,069,076	739,996,568	57,077,782

Accrued Liabilities
Bank overdraft	73	—	—	—
Investments purchased payable	—	354,836	19,636,129	748,475
Income dividends payable — Common Shares	129,646	147,649	2,381,402	173,206
Investment advisory fees payable	23,328	21,202	298,129	31,994
Officer’s and Trustees’ fees payable	11,329	1,001	150,410	10,728
Interest expense and fees payable	433	338	25,195	2,161
Offering costs payable	4,000	4,000	—	4,000
Other accrued expenses payable	42,269	37,673	312,609	46,815

Total accrued liabilities	211,078	566,699	22,803,874	1,017,379

Other Liabilities
TOB trust certificates	1,500,000	1,839,595	64,657,827	4,519,518
VRDP Shares, at liquidation value of $100,000 per share[3,4]	16,000,000	18,500,000	243,600,000	18,700,000

Total other liabilities	17,500,000	20,339,595	308,257,827	23,219,518

Total liabilities	17,711,078	20,906,294	331,061,701	24,236,897

Net Assets Applicable to Common Shareholders	$27,642,476	$29,162,782	$408,934,867	$32,840,885

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$29,400,570	$29,926,350	$445,880,632	$32,966,853
Undistributed net investment income	394,995	521,978	5,755,389	675,286
Accumulated net realized loss	(149,369)	(853,396)	(23,478,471)	(316,042)
Net unrealized appreciation/depreciation	(2,003,720)	(432,150)	(19,222,683)	(485,212)

Net Assets Applicable to Common Shareholders	$27,642,476	$29,162,782	$408,934,867	$32,840,885

Net asset value per Common Share	$13.33	$12.34	$13.14	$14.13

[1] Investments at cost — unaffiliated	$46,264,622	$49,755,464	$734,888,674	$56,057,350
[2] Investments at cost — affiliated	$421,659	$5	$9,101,817	$630,435
[3] VRDP Shares outstanding
Par value $0.001 per share	160	—	—	187
Par value $0.10 per share	—	185	2,436	—
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	unlimited	unlimited	14,956	unlimited
[5] Par value per Common Share	$0.001	$0.010	$0.100	$0.001
[6] Common Shares outstanding	2,074,338	2,362,385	31,129,432	2,324,917
[7] Common Shares authorized	unlimited	unlimited	200 million	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	55

Statements of Assets and Liabilities (concluded)

August 31, 2013	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Assets
Investments at value — unaffiliated[1]	$63,132,513	$139,575,332	$114,959,951	$36,067,463
Investments at value — affiliated[2]	1,962,512	3,752,091	2,552,420	389,989
Interest receivable	700,033	1,594,168	1,245,235	519,911
Investments sold receivable	674,694	1,752,703	3,136,095	—
Deferred offering costs	151,230	161,372	163,297	84,700
Prepaid expenses	39,840	44,993	43,297	758

Total assets	66,660,822	146,880,659	122,100,295	37,062,821

Accrued Liabilities
Bank overdraft	—	—	—	121
Investments purchased payable	2,218,030	4,505,056	5,293,571	—
Income dividends payable — Common Shares	186,207	440,077	349,924	115,796
Investment advisory fees payable	36,267	67,635	55,861	20,809
Officer’s and Trustees’ fees payable	11,192	10,359	13,055	7,676
Interest expense and fees payable	1,880	7,065	1,774	1,098
Offering costs payable	—	—	—	9,863
Other accrued expenses payable	29,755	34,054	16,556	32,568

Total accrued liabilities	2,483,331	5,064,246	5,730,741	187,931

Other Liabilities
TOB trust certificates	4,775,195	17,054,036	5,197,515	3,018,910
VRDP Shares, at liquidation value of $100,000 per share[3,4]	22,100,000	40,500,000	44,400,000	11,600,000

Total other liabilities	26,875,195	57,554,036	49,597,515	14,618,910

Total liabilities	29,358,526	62,618,282	55,328,256	14,806,841

Net Assets Applicable to Common Shareholders	$37,302,296	$84,262,377	$66,772,039	$22,255,980

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$39,746,674	$92,440,865	$70,850,109	$22,619,568
Undistributed net investment income	700,770	977,243	1,262,064	300,029
Accumulated net realized loss	(775,914)	(5,298,080)	(2,228,247)	(778,734)
Net unrealized appreciation/depreciation	(2,369,234)	(3,857,651)	(3,111,887)	115,117

Net Assets Applicable to Common Shareholders	$37,302,296	$84,262,377	$66,772,039	$22,255,980

Net asset value per Common Share	$13.32	$12.92	$13.36	$14.03

[1] Investments at cost — unaffiliated	$65,501,747	$143,432,983	$118,071,838	$35,952,346
[2] Investments at cost — affiliated	$1,962,512	$3,752,091	$2,552,420	$389,989
[3] VRDP Shares outstanding:
Par value $0.001 per share	221	405	444	116
Par value $0.010 per share	—	—	—	—
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	unlimited	unlimited	unlimited	unlimited
[5] Par Value per Common Share	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	2,800,105	6,519,660	4,998,911	1,586,247
[7] Common Shares authorized	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2013

Statements of Operations

Year Ended August 31, 2013	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Investment Income
Interest	$2,137,868	$2,266,858	$34,951,627	$2,836,242
Income — affiliated	134	—	410	—

Total income	2,138,002	2,266,858	34,952,037	2,836,242

Expenses
Investment advisory	325,009	268,443	4,362,864	401,595
Liquidity fees	—	—	1,713,975	—
Professional	52,132	38,816	138,871	68,587
Remarketing fees on Preferred Shares	—	—	243,601	—
Accounting services	9,774	11,427	100,906	9,766
Transfer agent	18,606	16,896	39,358	21,607
Officer and Trustees	5,729	4,106	60,254	5,962
Custodian	6,477	5,261	39,895	6,357
Printing	6,176	6,723	15,626	6,797
Registration	651	731	7,400	719
Miscellaneous	29,037	18,202	84,299	28,870

Total expenses excluding interest expense, fees and amortization of offering costs	453,591	370,605	6,807,049	550,260
Interest expense, fees and amortization of offering costs[1]	191,662	217,384	1,465,798	246,762

Total expenses	645,253	587,989	8,272,847	797,022
Less fees waived by Manager	(6,004)	(2)	(378,064)	(873)

Total expenses after fees waived	639,249	587,987	7,894,783	796,149

Net investment income	1,498,753	1,678,871	27,057,254	2,040,093

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	60,801	65,331	(2,249,272)	(133,329)
Financial futures contracts	—	122,171	307,055	133,140

	60,801	187,502	(1,942,217)	(189)

Net change in unrealized appreciation/depreciation on investments	(4,698,900)	(4,838,619)	(74,508,341)	(5,918,003)

Total realized and unrealized loss	(4,638,099)	(4,651,117)	(76,450,558)	(5,918,192)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(3,139,346)	$(2,972,246)	$(49,393,304)	$(3,878,099)

[1] Related to TOBs and/or VRDP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	57

Statements of Operations (concluded)

Year Ended August 31, 2013	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Investment Income
Interest	$3,367,457	$6,854,958	$5,982,589	$1,899,878
Income — affiliated	10	71	44	60

Total income	3,367,467	6,855,029	5,982,633	1,899,938

Expenses
Investment advisory	483,512	883,710	721,802	269,521
Liquidity fees	199,829	366,201	401,467	—
Professional	62,306	45,715	47,386	55,120
Remarketing fees on Preferred Shares	22,407	41,063	45,015	—
Accounting services	14,419	25,777	14,750	10,174
Transfer agent	18,300	23,318	20,921	29,749
Officer and Trustees	8,415	13,581	11,912	4,543
Custodian	8,201	10,976	10,680	5,784
Printing	6,587	7,742	7,551	6,009
Registration	6,427	6,484	1,555	462
Miscellaneous	50,479	54,869	59,184	26,121

Total expenses excluding interest expense, fees and amortization of offering costs	880,882	1,479,436	1,342,223	407,483
Interest expense, fees and amortization of offering costs[1]	130,988	273,135	199,704	155,262

Total expenses	1,011,870	1,752,571	1,541,927	562,745
Less fees waived by Manager	(843)	(2,298)	(2,097)	(131)

Total expenses after fees waived	1,011,027	1,750,273	1,539,830	562,614

Net investment income	2,356,440	5,104,756	4,442,803	1,337,324

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(543,315)	(732,230)	(585,335)	(189,331)
Financial futures contracts	31,516	63,032	52,527	—

	(511,799)	(669,198)	(532,808)	(189,331)

Net change in unrealized appreciation/depreciation on investments	(7,892,037)	(15,841,855)	(13,156,037)	(4,004,854)

Total realized and unrealized loss	(8,403,836)	(16,511,053)	(13,688,845)	(4,194,185)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(6,047,396)	$(11,406,297)	$(9,246,042)	$(2,856,861)

[1] Related to TOBs and/or VRDP Shares.

See Notes to Financial Statements.

58	ANNUAL REPORT	AUGUST 31, 2013

Statements of Changes in Net Assets

	BlackRock Maryland Municipal Bond Trust (BZM)		BlackRock Massachusetts Tax-Exempt Trust (MHE)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012

Operations
Net investment income	$1,498,753	$1,859,190	$1,678,871	$1,975,543
Net realized gain (loss)	60,801	129,175	187,502	(37,966)
Net change in unrealized appreciation/depreciation	(4,698,900)	2,021,414	(4,838,619)	3,226,643
Dividends to AMPS shareholders from net investment income	—	(32,567)	—	(35,328)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(3,139,346)	3,977,212	(2,972,246)	5,128,892

Dividends to Common Shareholders From[1]
Net investment income	(1,580,308)	(1,935,977)	(1,770,755)	(1,961,643)

Capital Share Transactions
Reinvestment of common dividends	41,683	76,471	53,858	73,963

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(4,677,971)	2,117,706	(4,689,143)	3,241,212
Beginning of year	32,320,447	30,202,741	33,851,925	30,610,713

End of year	$27,642,476	$32,320,447	$29,162,782	$33,851,925

Undistributed net investment income, end of year	$394,995	$472,802	$521,978	$609,532

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	59

Statements of Changes in Net Assets

	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)		BlackRock New Jersey Municipal Bond Trust (BLJ)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012

Operations
Net investment income	$27,057,254	$27,562,433	$2,040,093	$2,195,975
Net realized gain (loss)	(1,942,217)	(1,091,167)	(189)	14,511
Net change in unrealized appreciation/depreciation	(74,508,341)	43,412,707	(5,918,003)	4,912,434
Dividends to AMPS shareholders from net investment income	—	—	—	(39,347)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(49,393,304)	69,883,973	(3,878,099)	7,083,573

Dividends to Common Shareholders From[1]
Net investment income	(28,662,477)	(29,541,265)	(2,046,497)	(2,163,456)

Capital Share Transactions
Reinvestment of common dividends	1,536,366	1,786,582	37,979	54,801

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(76,519,415)	42,129,290	(5,886,617)	4,974,918
Beginning of year	485,454,282	443,324,992	38,727,502	33,752,584

End of year	$408,934,867	$485,454,282	$32,840,885	$38,727,502

Undistributed net investment income, end of year	$5,755,389	$8,069,904	$675,286	$678,200

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

60	ANNUAL REPORT	AUGUST 31, 2013

Statements of Changes in Net Assets

	BlackRock New York Municipal Bond Trust (BQH)		BlackRock New York Municipal Income Quality Trust (BSE)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012

Operations
Net investment income	$2,356,440	$2,411,844	$5,104,756	$5,226,896
Net realized gain (loss)	(511,799)	645,688	(669,198)	141,369
Net change in unrealized appreciation/depreciation	(7,892,037)	4,217,496	(15,841,855)	8,377,994
Dividends to AMPS shareholders from net investment income	—	(6,285)	—	(10,041)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(6,047,396)	7,268,743	(11,406,297)	13,736,218

Dividends and Distributions to Common Shareholders From[1]
Net investment income	(2,319,200)	(2,675,085)	(5,433,780)	(5,571,369)
Net realized gain	(627,819)	—	—	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(2,947,019)	(2,675,085)	(5,433,780)	(5,571,369)

Capital Share Transactions
Reinvestment of common dividends and distributions	139,133	165,299	237,223	289,307

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(8,855,282)	4,758,957	(16,602,854)	8,454,156
Beginning of year	46,157,578	41,398,621	100,865,231	92,411,075

End of year	$37,302,296	$46,157,578	$84,262,377	$100,865,231

Undistributed net investment income, end of year	$700,770	$627,501	$977,243	$1,360,150

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	61

Statements of Changes in Net Assets

	BlackRock New York Municipal Income Trust II (BFY)		BlackRock Virginia Municipal Bond Trust (BHV)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012

Operations
Net investment income	$4,442,803	$4,569,910	$1,337,324	$1,525,058
Net realized gain (loss)	(532,808)	465,364	(189,331)	(380,886)
Net change in unrealized appreciation/depreciation	(13,156,037)	7,050,292	(4,004,854)	2,656,857
Dividends to AMPS shareholders from net investment income	—	(10,777)	—	(23,764)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(9,246,042)	12,074,789	(2,856,861)	3,777,265

Dividends to Common Shareholders From[1]
Net investment income	(4,425,551)	(4,948,459)	(1,446,084)	(1,564,750)

Capital Share Transactions
Reinvestment of common dividends	215,906	284,695	92,688	98,340

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(13,455,687)	7,411,025	(4,210,257)	2,310,855
Beginning of year	80,227,726	72,816,701	26,466,237	24,155,382

End of year	$66,772,039	$80,227,726	$22,255,980	$26,466,237

Undistributed net investment income, end of year	$1,262,064	$1,223,739	$300,029	$406,669

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

62	ANNUAL REPORT	AUGUST 31, 2013

Statements of Cash Flows

Year Ended August 31, 2013	BlackRock Maryland Municipal Bond Trust (BZM)	BlackRock Massachusetts Tax-Exempt Trust (MHE)	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)	BlackRock New Jersey Municipal Bond Trust (BLJ)

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(3,139,346)	$(2,972,246)	$(49,393,304)	$(3,878,099)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(10,314)	(8,583)	625,217	(43,923)
(Increase) decrease in prepaid expenses	(9,191)	(6,914)	27,976	(3,155)
Decrease in investment advisory fees payable	(4,443)	(1,747)	(75,759)	(1,755)
Increase (decrease) in interest expense and fees payable	(605)	(54)	(5,964)	1,704
Increase (decrease) in other accrued expenses payable	4,996	(15,860)	(28,476)	13,971
Increase in Officer’s and Trustees’ fees payable	2,609	913	34,842	2,250
Net realized and unrealized loss on investments	4,638,099	4,773,288	76,757,613	6,051,332
Amortization of premium and accretion of discount on investments	160,166	174,447	1,255,396	27,745
Amortization of deferred offering costs	4,136	4,473	11,342	289
Proceeds from sales of long-term investments	6,264,029	7,119,341	131,911,194	5,018,987
Purchases of long-term investments	(5,186,611)	(5,678,407)	(119,114,716)	(5,975,138)
Net proceeds from sales (purchases) of short-term securities	(240,998)	(1,463,951)	(1,972,323)	261,430

Cash provided by operating activities	2,482,527	1,924,700	40,033,038	1,475,638

Cash Used for Financing Activities
Cash receipts from TOB trust certificates	—	—	7,510,000	2,439,345
Cash payments for TOB trust certificates	(899,847)	(170,000)	(20,328,993)	(1,874,115)
Cash dividends paid to Common Shareholders	(1,546,753)	(1,716,667)	(27,211,696)	(2,004,868)
Cash payments for offering costs	(36,000)	(36,000)	—	(36,000)
Increase (decrease) in bank overdraft	73	—	(2,349)	—

Cash used for financing activities	(2,482,527)	(1,922,667)	(40,033,038)	(1,475,638)

Cash
Net increase in cash	—	$2,033	—	—
Cash at beginning of year	—	—	—	—

Cash at end of year	—	$2,033	—	—

Cash Flow Information
Cash paid during the year for interest and fees	$188,131	$212,965	$1,460,420	$244,769

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$41,683	$53,858	$1,536,366	$37,979

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	63

Statements of Cash Flows (concluded)

Year Ended August 31, 2013	BlackRock New York Municipal Bond Trust (BQH)	BlackRock New York Municipal Income Quality Trust (BSE)	BlackRock New York Municipal Income Trust II (BFY)	BlackRock Virginia Municipal Bond Trust (BHV)

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(6,047,396)	$(11,406,297)	$(9,246,042)	$(2,856,861)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(12,396)	84,191	95,051	36,670
(Increase) decrease in prepaid expense	(38,295)	(41,527)	(40,570)	137
Decrease in investment advisory fees payable	(4,816)	(7,557)	(5,539)	(2,418)
Increase (decrease) in interest expense and fees payable	(818)	(2,402)	(653)	520
Increase (decrease) in other accrued expenses payable	(22,901)	(59,469)	(54,816)	29,914
Increase in Officer’s and Trustees’ fees payable	4,118	4,228	4,392	2,010
Net realized and unrealized loss on investments	8,437,980	16,574,085	13,741,372	4,194,185
Amortization of premium and accretion of discount on investments	48,403	382,113	67,884	46,261
Amortization of deferred offering costs	19,207	21,835	15,930	1,524
Proceeds from sales of long-term investments	14,370,047	40,887,316	38,688,396	4,787,169
Purchases of long-term investments	(13,079,972)	(35,257,293)	(34,564,190)	(3,434,950)
Net proceeds from sales (purchases) of short-term securities	1,282,869	(2,681,347)	(2,092,718)	(324,558)

Cash provided by operating activities	4,956,030	8,497,876	6,608,497	2,479,603

Cash Used for Financing Activities
Cash receipts from TOB trust certificates	890,000	3,000,000	1,540,000	—
Cash payments for TOB trust certificates	(3,040,641)	(6,276,325)	(3,933,744)	(1,088,640)
Cash dividends paid to Common Shareholders	(2,828,264)	(5,221,551)	(4,263,554)	(1,360,947)
Cash payments for offering costs	—	—	—	(30,137)
Increase in bank overdraft	—	—	—	121

Cash used for financing activities	(4,978,905)	(8,497,876)	(6,657,298)	(2,479,603)

Cash
Net decrease in cash	$(22,875)	—	$(48,801)	—
Cash at beginning of year	22,875	—	48,801	—

Cash at end of year	—	—	—	—

Cash Flow Information
Cash paid during the year for interest and fees	$112,597	$253,702	$184,427	$153,218

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$139,133	$237,223	$215,906	$92,688

See Notes to Financial Statements.

64	ANNUAL REPORT	AUGUST 31, 2013

Financial Highlights	BlackRock Maryland Municipal Bond Trust (BZM)

	Year Ended August 31,
	2013	2012		2011	2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$15.60	$14.61		$15.23	$13.81		$14.45

Net investment income[1]	0.72	0.90		0.97	1.02		0.96
Net realized and unrealized gain (loss)	(2.23)	1.05		(0.59)	1.29		(0.68)
Dividends and distributions to AMPS shareholders from:
Net investment income	—	(0.02)		(0.03)	(0.03)		(0.13)
Net realized gain	—	—		(0.00)[2]	—		(0.00)[2]

Net increase (decrease) from investment operations	(1.51)	1.93		0.35	2.28		0.15

Dividends and distributions to Common Shareholders from:[3]
Net investment income	(0.76)	(0.94)		(0.95)	(0.86)		(0.79)
Net realized gain	—	—		(0.02)	—		(0.00)[2]

Total dividends and distributions to Common Shareholders	(0.76)	(0.94)		(0.97)	(0.86)		(0.79)

Net asset value, end of year	$13.33	$15.60		$14.61	$15.23		$13.81

Market price, end of year	$12.66	$18.43		$15.02	$15.91		$15.35

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(10.24)%	13.08%		2.45%	16.80%		1.52%

Based on market price	(27.84)%	29.95%		0.83%	9.77%		3.53%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.04%	1.66%	[5]	1.58% [5]	1.56%	[5]	1.83% [5]

Total expenses after fees waived and paid indirectly	2.02%	1.60%	[5]	1.45% [5]	1.35%	[5]	1.50% [5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.41%	1.44%	[5,7]	1.41% [5]	1.31%	[5]	1.39% [5]

Net investment income	4.73%	5.94%	[5]	6.73% [5]	6.95%	[5]	7.62% [5]

Dividends to AMPS shareholders	—	0.10%		0.19%	0.21%		1.04%

Net investment income to Common Shareholders	4.73%	5.84%		6.54%	6.74%		6.58%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$27,642	$32,320		$30,203	$31,349		$28,310

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		$16,000	$16,000		$16,000

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$16,000	$16,000		—	—		—

Portfolio turnover	11%	30%		11%	13%		9%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		$72,192	$73,985		$69,235

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$272,765	$302,003		—	—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Do not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.40%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	65

Financial Highlights	BlackRock Massachusetts Tax-Exempt Trust (MHE)

	Year Ended August 31,
	2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$14.35	$13.01		$13.52		$12.19		$12.55

Net investment income[1]	0.71	0.84		0.90		0.89		0.83
Net realized and unrealized gain (loss)	(1.97)	1.34		(0.54)		1.31		(0.43)
Dividends to AMPS shareholders from net investment income	—	(0.01)		(0.03)		(0.03)		(0.13)

Net increase (decrease) from investment operations	(1.26)	2.17		0.33		2.17		0.27

Dividends to Common Shareholders from net investment income[2]	(0.75)	(0.83)		(0.84)		(0.84)		(0.63)

Net asset value, end of year	$12.34	$14.35		$13.01		$13.52		$12.19

Market price, end of year	$11.91	$14.91		$13.11		$13.98		$12.00

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(9.27)%	17.02%		2.78%		18.40%		3.29%

Based on market price	(15.72)%	20.66%		0.16%		24.37%		13.73%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.77%	1.50%	[4]	1.39%	[4]	1.39%	[4]	1.54%	[4]

Total expenses after fees waived and paid indirectly	1.77%	1.50%	[4]	1.39%	[4]	1.38%	[4]	1.54%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering cost[5]	1.12%	1.33%	[4,6]	1.36%	[4]	1.35%	[4]	1.45%	[4]

Net investment income	5.06%	6.07%	[4]	7.15%	[4]	6.95%	[4]	7.50%	[4]

Dividends to AMPS shareholders	—	0.11%		0.22%		0.24%		1.22%

Net investment income to Common Shareholders	5.06%	5.96%		6.93%		6.71%		6.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$29,163	$33,852		$30,611		$31,739		$28,575

AMPS outstanding at $50,000 liquidation preference, end of year (000)	—	—		$18,500		$18,500		$18,500

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$18,500	$18,500		—		—		—

Portfolio turnover	11%	17%		10%		12%		12%

Asset coverage per AMPS at $50,000 liquidation preference, end of year	—	—		$132,732		$135,785		$127,234

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$257,637	$282,983		—		—		—

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPs shareholders.

[5]

InInterest expense, fees and amortization of offering cost relate to TOBS and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs and remarketing fees was 1.24%.

See Notes to Financial Statements.

66	ANNUAL REPORT	AUGUST 31, 2013

Financial Highlights	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

	Year Ended August 31,
	2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$15.64	$14.34		$15.09		$13.74		$13.92

Net investment income[1]	0.87	0.89		0.97		1.04		0.94
Net realized and unrealized gain (loss)	(2.45)	1.36		(0.73)		1.21		(0.30)
Dividends to AMPS shareholders from net investment income	—	—		(0.03)		(0.03)		(0.14)

Net increase (decrease) from investment operations	(1.58)	2.25		0.21		2.22		0.50

Dividends to Common Shareholders from net investment income[2]	(0.92)	(0.95)		(0.96)		(0.87)		(0.68)

Net asset value, end of year	$13.14	$15.64		$14.34		$15.09		$13.74

Market price, end of year	$12.65	$15.86		$13.90		$15.17		$12.89

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(10.59)%	16.15%		1.85%		16.87%		5.19%

Based on market price	(15.12)%	21.52%		(1.80)%		25.24%		13.34%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.75%	1.95%		1.47%	[4]	1.29%	[4]	1.55%	[4]

Total expenses after fees waived and paid indirectly	1.67%	1.87%		1.36%	[4]	1.14%	[4]	1.35%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.36% [6]	1.45%	[6]	1.18%	[4]	1.02%	[4]	1.05%	[4]

Net investment income	5.73%	5.89%		6.98%	[4]	7.24%	[4]	7.45%	[4]

Dividends to AMPS shareholders	—	—		0.19%		0.23%		1.09%

Net investment income to Common Shareholders	5.73%	5.89%		6.79%		7.01%		6.36%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$408,935	$485,454		$443,325		$464,853		$422,983

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		—		$243,625		$243,625

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,600	$243,600		$243,600		—		—

Portfolio turnover	18%	14%		18%		10%		18%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		—		$72,703		$67,407

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$267,871	$299,283		$281,989		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the years ended August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering cost, liquidity and remarketing fees was 0.95% and 1.02%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	67

Financial Highlights	BlackRock New Jersey Municipal Bond Trust (BLJ)

	Year Ended August 31,
	2013	2012		2011	2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$16.67	$14.55		$15.23	$13.53		$14.16

Net investment income[1]	0.88	0.95		1.00	1.05		1.05
Net realized and unrealized gain (loss)	(2.54)	2.12		(0.68)	1.61		(0.68)
Dividends and distributions to AMPS shareholders from:
Net investment income	—	(0.02)		(0.03)	(0.03)		(0.14)
Net realized gain	—	—		(0.00)[2]	—		—

Net increase (decrease) from investment operations	(1.66)	3.05		0.29	2.63		0.23

Dividends and distributions to Common Shareholders from:[3]
Net investment income	(0.88)	(0.93)		(0.94)	(0.93)		(0.86)
Net realized gain	—	—		(0.03)	—		—

Total dividends and distributions to Common Shareholders	(0.88)	(0.93)		(0.97)	(0.93)		(0.86)

Net asset value, end of year	$14.13	$16.67		$14.55	$15.23		$13.53

Market price, end of year	$13.54	$16.66		$13.60	$15.63		$13.59

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(10.43)%	21.52%		2.46%	20.04%		2.50%

Based on market price	(14.12)%	29.94%		(6.68)%	22.65%		(1.23)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.10%	1.65%	[5]	1.57% [5]	1.54%	[5]	1.72%	[5]

Total expenses after fees waived and paid indirectly	2.10%	1.59%	[5]	1.43% [5]	1.32%	[5]	1.36%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees and amortization of offering costs[6]	1.45%	1.41%	[5,7]	1.41% [5]	1.31%	[5]	1.34%	[5]

Net investment income	5.39%	6.01%	[5]	7.08% [5]	7.32%	[5]	8.55%	[5]

Dividends to AMPS shareholders	—	0.11%		0.20%	0.24%		1.14%

Net investment income to Common Shareholders	5.39%	5.90%		6.88%	7.08%		7.41%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$32,841	$38,728		$33,753	$35,277		$31,239

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		$18,775	$18,775		$18,775

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$18,700	$18,700		—	—		—

Portfolio turnover	8%	25%		19%	18%		28%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		$69,944	$71,974		$66,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$275,620	$307,099		—	—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Do not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.34%.

See Notes to Financial Statements.

68	ANNUAL REPORT	AUGUST 31, 2013

Financial Highlights	BlackRock New York Municipal Bond Trust (BQH)

	Year Ended August 31,
	2013	2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$16.53	$14.89		$15.65	$14.56	$14.71

Net investment income[1]	0.84	0.87		1.04	1.07	1.08
Net realized and unrealized gain (loss)	(3.00)	1.73		(0.78)	1.09	(0.24)
Dividends and distributions to AMPS shareholders from:
Net investment income	—	(0.00)[2]		(0.03)	(0.03)	(0.14)
Net realized gain	—	—		(0.00)[2]	(0.01)	(0.00)[2]

Net increase (decrease) from investment operations	(2.16)	2.60		0.23	2.12	0.70

Dividends and distributions to Common Shareholders from:[3]
Net investment income	(0.83)	(0.96)		(0.99)	(0.94)	(0.85)
Net realized gain	(0.22)	—		(0.00)[2]	(0.09)	(0.00)[2]

Total dividends and distributions	(1.05)	(0.96)		(0.99)	(1.03)	(0.85)

Net asset value, end of year	$13.32	$16.53		$14.89	$15.65	$14.56

Market price, end of year	$12.45	$16.56		$14.83	$15.79	$14.32

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(13.83)%	17.99%		1.81%	15.18%	5.97%

Based on market price	(19.61)%	18.68%		0.50%	18.15%	4.87%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.26%	2.26%	[5]	1.50% [5]	1.49% [5]	1.61% [5]

Total expenses after fees waived and paid indirectly	2.26%	2.20%	[5]	1.37% [5]	1.27% [5]	1.30% [5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.96% [7]	1.90%	[5,7]	1.36% [5]	1.24% [5]	1.25% [5]

Net investment income	5.26%	5.52%	[5]	7.12% [5]	7.07% [5]	8.06% [5]

Dividends to AMPS shareholders	—	0.02%		0.19%	0.19%	1.01%

Net investment income to Common Shareholders	5.26%	5.50%		6.93%	6.88%	7.05%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$37,302	$46,158		$41,399	$43,409	$40,204

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		$22,125	$22,125	$22,125

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$22,100	$22,100		—	—	—

Portfolio turnover	18%	45%		14%	22%	30%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		$71,778	$74,052	$70,431

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$268,789	$308,858		—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Do not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the years ended August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.47% and 1.45%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	69

Financial Highlights	BlackRock New York Municipal Income Quality Trust (BSE)

	Year Ended August 31,
	2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$15.51	$14.25		$14.90		$13.61		$13.95

Net investment income[1]	0.78	0.81		0.90		0.91		0.88
Net realized and unrealized gain (loss)	(2.54)	1.31		(0.67)		1.23		(0.39)
Dividends to AMPS shareholders from net investment income	—	(0.00)[2]		(0.02)		(0.03)		(0.11)

Net increase (decrease) from investment operations	(1.76)	2.12		0.21		2.11		0.38

Dividends to Common Shareholders from net investment income[3]	(0.83)	(0.86)		(0.86)		(0.82)		(0.72)

Net asset value, end of year	$12.92	$15.51		$14.25		$14.90		$13.61

Market price, end of year	$12.05	$15.74		$13.54		$14.91		$13.15

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(11.80)%	15.23%		1.94%		16.04%		3.98%

Based on market price	(18.94)%	23.07%		(3.20)%		20.18%		5.70%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.79%	1.82%	[5]	1.28%	[5]	1.21%	[5]	1.53%	[5]

Total expenses after fees waived and paid indirectly	1.78%	1.82%	[5]	1.26%	[5]	1.12%	[5]	1.33%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.51% [7]	1.50%	[5,7]	1.17%	[5]	1.03%	[5]	1.05%	[5]

Net investment income	5.20%	5.38%	[5]	6.50%	[5]	6.45%	[5]	7.16%	[5]

Dividends to AMPS shareholders	—	0.01%		0.16%		0.18%		0.88%

Net investment income to Common Shareholders	5.20%	5.37%		6.34%		6.27%		6.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$84,262	$100,865		$92,411		$96,617		$88,141

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		$40,575		$40,575		$40,575

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$40,500	$40,500		—		—		—

Portfolio turnover	25%	24%		24%		8%		23%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		$81,938		$84,531		$79,309

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$308,055	$349,050		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Do not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the years ended August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 1.09% and 1.13%, respectively.

See Notes to Financial Statements.

70	ANNUAL REPORT	AUGUST 31, 2013

Financial Highlights	BlackRock New York Municipal Income Trust II (BFY)

	Year Ended August 31,
	2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$16.09	$14.66		$15.33		$14.03		$14.28

Net investment income[1]	0.89	0.92		1.05		1.06		1.06
Net realized and unrealized gain (loss)	(2.73)	1.50		(0.69)		1.25		(0.36)
Dividends to AMPS shareholders from net investment income	—	(0.00)[2]		(0.03)		(0.04)		(0.15)

Net increase (decrease) from investment operations	(1.84)	2.42		0.33		2.27		0.55

Dividends to Common Shareholders from net investment income[3]	(0.89)	(0.99)		(1.00)		(0.97)		(0.80)

Net asset value, end of year	$13.36	$16.09		$14.66		$15.33		$14.03

Market price, end of year	$12.56	$16.81		$14.38		$15.48		$14.00

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(12.01)%	17.00%		2.56%		16.69%		5.23%

Based on market price	(20.82)%	24.61%		(0.37)%		18.09%		10.26%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.97%	2.03%	[5]	1.27%	[5]	1.21%	[5]	1.33%	[5]

Total expenses after fees waived and paid indirectly	1.97%	1.95%	[5]	1.18%	[5]	1.13%	[5]	1.16%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.71% [7]	1.62%	[5,7]	1.18%	[5]	1.13%	[5]	1.16%	[5]

Net investment income	5.68%	5.96%	[5]	7.34%	[5]	7.21%	[5]	8.17%	[5]

Dividends to AMPS shareholders	—	0.01%		0.22%		0.25%		1.19%

Net investment income to Common Shareholders	5.68%	5.95%		7.12%		6.96%		6.98%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$66,772	$80,228		$72,817		$75,872		$69,315

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		$44,475		$44,475		$44,475

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$44,400	$44,400		—		—		—

Portfolio turnover	30%	25%		20%		16%		16%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		$65,931		$67,651		$63,965

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$250,387	$280,693		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Do not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the years ended August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.14% and 1.11%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	71

Financial Highlights	BlackRock Virginia Municipal Bond Trust (BHV)

	Year Ended August 31,
	2013	2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$16.74	$15.33		$16.02	$15.05	$15.03

Net investment income[1]	0.84	0.97		1.02	1.04	1.02
Net realized and unrealized gain (loss)	(2.64)	1.45		(0.60)	1.19	0.20
Dividends and distributions to AMPS shareholders from:
Net investment income	—	(0.02)		(0.03)	(0.02)	(0.10)
Net realized gain	—	—		(0.00)[2]	(0.01)	(0.05)

Net increase (decrease) from investment operations	(1.80)	2.40		0.39	2.20	1.07

Dividends and distributions to Common Shareholders from:[3]
Net investment income	(0.91)	(0.99)		(1.00)	(0.96)	(0.89)
Net realized gain	—	—		(0.08)	(0.27)	(0.16)

Total dividends and distributions to Common Shareholders	(0.91)	(0.99)		(1.08)	(1.23)	(1.05)

Net asset value, end of year	$14.03	$16.74		$15.33	$16.02	$15.05

Market price, end of year	$14.91	$19.58		$17.77	$18.77	$17.50

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(11.96)%	15.19%		1.98%	14.15%	6.94%

Based on market price	(20.01)%	16.23%		0.89%	15.02%	(4.16)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.18%	1.69%	[5]	1.66% [5]	1.57% [5]	1.75% [5]

Total expenses after fees waived and paid indirectly	2.18%	1.64%	[5]	1.52% [5]	1.36% [5]	1.45% [5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.58%	1.43%	[5,7]	1.44% [5]	1.31% [5]	1.37% [5]

Net investment income	5.18%	6.03%	[5]	6.81% [5]	6.71% [5]	7.43% [5]

Dividends to AMPS shareholders	—	0.09%		0.17%	0.16%	0.72%

Net investment income to Common Shareholders	5.18%	5.94%		6.64%	6.55%	6.71%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$22,256	$26,466		$24,155	$25,141	$23,483

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		$11,675	$11,675	$11,675

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$11,600	$11,600		—	—	—

Portfolio turnover	8%	23%		12%	26%	32%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		$76,725	$78,836	$75,286

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$291,862	$328,157		—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Do not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]	For the year ended August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs and remarketing fees was 1.38%.

See Notes to Financial Statements.

72	ANNUAL REPORT	AUGUST 31, 2013

Notes to Financial Statements

1. Organization:

BlackRock Maryland Municipal Bond Trust (“BZM”), BlackRock New Jersey Municipal Bond Trust (“BLJ”), BlackRock New York Municipal Bond Trust (“BQH”), BlackRock New York Municipal Income Quality Trust (“BSE”), BlackRock Virginia Municipal Bond Trust (“BHV”) (collectively the “Bond Trusts”), BlackRock Massachusetts Tax-Exempt Trust (“MHE”), BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”) and BlackRock New York Municipal Income Trust II (“BFY”) (all, collectively the “Trusts”) are registered under the 1940 Act, as non-diversified, closed-end management investment companies. The Trusts are organized as Delaware statutory trusts except MHN and MHE, which are organized as a Maryland corporation and a Massachusetts business trust, respectively. The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as the “Trustees”. The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

Effective August 13, 2013, The Massachusetts Health & Education Tax-Exempt Trust changed its name to BlackRock Massachusetts Tax-Exempt Trust.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant, consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, for investments where an active market does not exist including regular due diligence of the Trusts’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., TOBs and financial futures contracts), the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value

ANNUAL REPORT	AUGUST 31, 2013	73

Notes to Financial Statements (continued)

at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each Trust engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains, if any, are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s US federal tax returns remains open for each of the four years ended August 31, 2013. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Trusts’ financial statement disclosures.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several trusts are pro rated among those trusts on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBS: The Trusts leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a trust, or an agent on behalf of a trust, transfers municipal bonds into a trust (“TOB Trust”). Other trusts managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates

74	ANNUAL REPORT	AUGUST 31, 2013

Notes to Financial Statements (continued)

(“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple trusts participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the trusts ratably in proportion to their participation.

The TOB Residuals held by a Trust include the right of a Trust (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be collapsed without the consent of a Trust, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended August 31, 2013, no TOBs in which the Trusts participated in were terminated without the consent of the Trusts.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Trust. The Trust typically invests the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB Trusts is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Trusts’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Trust’s payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Trusts may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Trust invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then the Trust, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB on a recourse basis, the Trust will typically enter into a reimbursement agreement with the Liquidity Provider where the Trust is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Trust investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple trusts participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by the Trusts at August 31, 2013, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts at August 31, 2013.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. As of August 31, 2013, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
BZM	$3,003,630	$1,500,000	0.10%
MHE	$3,121,113	$1,839,595	0.07%
MHN	$121,720,012	$64,657,827	0.06% - 0.61%
BLJ	$7,619,170	$4,519,518	0.06% - 0.31%
BQH	$7,356,584	$4,775,195	0.06% - 0.16%
BSE	$28,017,607	$17,054,036	0.06% - 0.16%
BFY	$8,320,003	$5,197,515	0.06% - 0.11%
BHV	$5,117,402	$3,018,910	0.06% - 0.07%

For the year ended August 31, 2013, the Trusts’ average TOB trust certificates outstanding and the daily weighted average interest rates, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rates
BZM	$2,341,378	0.65%
MHE	$1,997,953	0.69%
MHN	$77,210,567	0.83%
BLJ	$5,221,641	0.79%
BQH	$7,452,979	0.70%
BSE	$22,093,440	0.69%
BFY	$8,575,968	0.81%
BHV	$4,053,864	0.68%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Trusts’ NAVs per share.

4. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or OTC.

ANNUAL REPORT	AUGUST 31, 2013	75

Notes to Financial Statements (continued)

Financial Futures Contracts: The Trusts purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: The Trusts purchase and write call and put options to increase or decrease their exposure to underlying instruments (interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Trusts purchase (write) an option, an amount equal to the premium paid (received) by the Trusts is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Trusts enter into a closing transaction), the Trusts realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Trusts write a call option, such option is “covered,” meaning that the Trusts hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Trusts may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended August 31, 2013
Net Realized Gain (Loss) From	MHE	MHN	BLJ	BQH	BSE	BFY
Interest rate contracts:
Financial futures contracts	$122,171	$307,055	$133,140	$31,516	$63,032	$52,527
Options[1]	—	(158,275)	—	(15,181)	(32,881)	(26,247)

Totals	$122,171	$148,780	$133,140	$16,335	$30,151	$26,280

[1] Options purchased are included in the net realized gain (loss) from investments.
For the year ended August 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MHE	MHN	BLJ	BQH	BSE	BFY
Financial futures contracts:
Average number of contracts sold	8	30	9	3	6	5
Average notional value of contracts sold	$1,066,055	$4,030,391	$1,162,969	$409,500	$819,000	$682,500
Options:
Average number of option contracts purchased[2]	—	1,001	—	96	208	166
Average notional value of option contracts purchased[2]	—	$130,631	—	$12,528	$27,144	$21,663
[2]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Trust. For OTC options purchased, each Trust bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Trust should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform.

With exchange traded purchased options and futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as

76	ANNUAL REPORT	AUGUST 31, 2013

Notes to Financial Statements (continued)

counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. Credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee based on a percentage each Trust’s average weekly net assets except for MHE and MHN, which are based on average daily net assets, at the following annual rates:

BZM	0.65%
MHE	0.50%
MHN	0.55%
BLJ	0.65%
BQH	0.65%
BSE	0.55%
BFY	0.55%
BHV	0.65%

Average weekly net assets and average daily net assets are the average weekly or the average daily value of each Trust’s total assets minus the sum of its accrued liabilities.

Effective June 6, 2013, the Manager voluntarily agreed to waive a portion of the investment advisory fees with respect to BZM, at the annual rate as a percentage of the average weekly net assets of 0.05%. For the year ended August 31, 2013, the Manager waived $5,628, which is included in fees waived by Manager in the Statements of Operations.

With respect to MHN, the Manager voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. For the year ended August 31, 2013, the Manager waived $365,636, which is included in fees waived by Manager in the Statements of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended August 31, 2013, the amounts waived were as follows:

BZM	$376
MHE	$2
MHN	$12,428
BLJ	$873
BQH	$843
BSE	$2,298
BFY	$2,097
BHV	$131

These voluntary waivers may be reduced or discontinued at any time without notice.

The Manager entered into sub-advisory agreements with the BlackRock Investment Management LLC (“BIM”) for MHN and MHE and BlackRock Financial Management, Inc. (“BFM”) for all other Trusts. BIM and BFM are affiliates of the Manager. The Manager pays BIM and BFM for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended August 31, 2013, the purchase and sale transactions from an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were as follows:

	Purchases	Sales
MHE	$2,150,005	$1,220,041

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended August 31, 2013 were as follows:

	Purchases	Sales
BZM	$5,186,611	$6,304,029
MHE	$5,461,513	$7,119,341
MHN	$137,740,263	$138,454,428
BLJ	$5,921,671	$5,013,987
BQH	$13,438,389	$15,044,727
BSE	$38,640,469	$42,639,978
BFY	$39,079,592	$41,824,464
BHV	$3,434,950	$4,787,169

ANNUAL REPORT	AUGUST 31, 2013	77

Notes to Financial Statements (continued)

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2013 attributable to amortization methods on fixed income securities, non-deductible expenses, the reclassification of distributions, the expiration of capital loss carryforwards and distributions received from a regulated investment company were reclassified to the following accounts:

		BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Paid in capital		$(4,135)	$(4,472)	$(15,069,272)	$(4,094)	$(19,250)	$(21,834)	$(22,590)	$(2,901)
Undistributed net investment income		$3,748	$4,330	$(709,292)	$3,490	$36,029	$(53,883)	$21,073	$2,120
Accumulated net realized loss		$387	$142	$15,778,564	$604	$(16,779)	$75,717	$1,517	$781
The tax character of distributions paid during the fiscal years ended August 31, 2013 and August 31, 2012 was as follows:
		BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Tax-exempt income[1]	8/31/13	$1,752,510	$1,969,715	$29,455,195	$2,246,594	$2,357,279	$5,526,330	$4,527,591	$1,559,733
	8/31/12	2,006,675	2,041,164	30,398,681	2,244,465	2,750,782	5,708,613	5,098,689	1,616,224
Ordinary income[2]	8/31/13	—	149	19,211	1,164	326,379	5,421	5,366	11,332
	8/31/12	—	—	—	3,008	—	—	—	—
Long-term capital gains[3]	8/31/13	—	—	—	—	322,879	—	—	—

Total	8/31/13	$1,752,510	$1,969,864	$29,474,406	$2,247,758	$3,006,537	$5,531,751	$4,532,957	$1,571,065

	8/31/12	$2,006,675	$2,041,164	$30,398,681	$2,247,473	$2,750,782	$5,708,613	$5,098,689	$1,616,224

[1] The Trusts designate these amounts paid during the fiscal year ended August 31, 2013, as exempt-interest dividends.

[2]   Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

[3]   The Trust designates this amount paid during the fiscal year ended August 31, 2013 as a capital gain dividend.

As of August 31, 2013, the tax components of accumulated net losses were as follows:

		BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Undistributed tax-exempt income		$292,142	$526,710	$4,521,770	$515,004	$550,775	$729,409	$1,056,368	$230,287
Undistributed ordinary income		—	—	81,372	1,152	—	2,750	—	—
Capital loss carryforwards		(40,297)	(873,183)	(19,370,538)	(82,546)	—	(3,909,262)	(1,259,671)	(594,069)
Net unrealized gains (losses)[4]		(1,934,410)	(417,095)	(20,038,757)	(559,578)	(2,423,409)	(4,170,660)	(3,155,558)	199,162
Qualified late-year losses[5]		(75,529)	—	(2,139,612)	—	(571,744)	(830,725)	(719,209)	(198,968)

Total		$(1,758,094)	$(763,568)	$(36,945,765)	$(125,968)	$(2,444,378)	$(8,178,488)	$(4,078,070)	$(363,588)

[4]   The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income, the treatment of residual interests in TOB Trusts and the deferral of compensation to trustees.

[5] The Trusts have elected to defer certain qualified late-year losses and recognize such losses in the year ending August 31, 2014.

As of August 31, 2013, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires August 31,			BZM	MHE	MHN	BLJ	BSE	BFY	BHV
2014			—	—	$1,097,743	—	—	—	—
2015			—	$35,869	2,782,666	—	—	$9,638	—
2016			—	285,683	710,089	—	—	383,137	—
2017			—	375,230	4,069,997	—	$1,583,452	254,346	—
2018			—	32,672	3,861,956	—	1,544,362	357,549	—
2019			$40,297	74	673,531	—	—	255,001	$51,866
No expiration date[6]			—	143,655	6,174,556	$82,546	781,448	—	542,203

Total			$40,297	$873,183	$19,370,538	$82,546	$3,909,262	$1,259,671	$594,069

[6]	Must be utilized prior to losses subject to expiration.

During the year ended August 31 2013, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BZM	$134,028
MHE	$130,973
BLJ	$78,645
BSE	$175,234
BFY	$181,523
BHV	$4,824

78	ANNUAL REPORT	AUGUST 31, 2013

Notes to Financial Statements (continued)

As of August 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BZM	MHE	MHN	BLJ	BQH	BSE	BFY	BHV
Tax cost	$45,106,797	$47,900,814	$679,864,327	$52,233,178	$62,733,439	$130,436,659	$115,459,205	$33,232,795

Gross unrealized appreciation	$459,723	$882,876	$12,121,159	$1,509,645	$1,483,596	$2,174,955	$2,567,873	$1,221,156
Gross unrealized depreciation	(2,383,959)	(1,299,966)	(31,875,505)	(2,059,768)	(3,897,205)	(6,338,227)	(5,712,222)	(1,015,409)

Net unrealized appreciation/ (depreciation)	$(1,924,236)	$(417,090)	$(19,754,346)	$(550,123)	$(2,413,609)	$(4,163,272)	$(3,144,349)	$205,747

8. Concentration, Market and Credit Risk:

Each Trust invests a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or US territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

As of August 31, 2013, MHE invested a significant portion of its assets in securities in the education and health sectors. MHN invested a significant portion of its assets in securities in the county/city/special district/school district and transportation sectors, BLJ invested a significant portion of its assets in securities in the state and transportation sectors, BQH invested a significant portion of its assets in securities in the county/city/special district/school district and education sectors, BSE invested a significant portion of its assets in securities in the county/city/special district/school district and education sectors, BFY invested a significant portion of its assets in securities in the county/city/special district/school district sector, BHV invested a significant portion of its assets in securities in the health sectors. Changes in economic conditions affecting the county/city/special district/school district, education, health, state and transportation sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

9. Capital Share Transactions:

Each Trust, except for MHN, is authorized to issue an unlimited number of shares (200 million shares for MHN), all of which were initially classified as Common Shares. The par value for each Trusts’ Common Shares and Preferred Shares, except for MHE and MHN, is $0.001 per share ($0.01 for MHE and $0.10 for MHN). The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares, including AMPs, without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended August 31, 2013	Year Ended August 31, 2012
BZM	2,555	4,792
MHE	3,680	5,309
MHN	98,145	117,478
BLJ	2,232	3,421
BQH	8,420	10,545
BSE	15,168	19,103
BFY	13,314	18,300
BHV	4,872	5,351

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trusts’ Common Shares or the repurchase of the Trusts’ Common Shares if the Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

ANNUAL REPORT	AUGUST 31, 2013	79

Notes to Financial Statements (continued)

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Trust. In addition, the 1940 Act requires that along with the approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change the Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

The Trusts have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The Trusts are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the Trusts are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of the year ended August 31, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BZM	6/14/12	160	$16,000,000	7/01/42
MHE	6/14/12	185	$18,500,000	7/01/42
MHN	6/30/11	2,436	$243,600,000	7/01/41
BLJ	6/14/12	187	$18,700,000	7/01/42
BQH	9/15/11	221	$22,100,000	10/01/41
BSE	9/15/11	405	$40,500,000	10/01/41
BFY	9/15/11	444	$44,400,000	10/01/41
BHV	6/14/12	116	$11,600,000	7/01/42

The Trusts entered into a fee agreement with the liquidity provider that required a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The initial fee agreement between BQH, BSE and BFY and the liquidity provider was for a 364 day term and was scheduled to expire on September 15, 2012 and subsequently extended until March 15, 2013. On November 29, 2012, BQH, BSE and BFY entered into a new fee agreement with an alternate liquidity provider. The new fee agreement is for a 2 year term and is scheduled to expire on December 4, 2014, unless renewed or terminated in advance. The change in liquidity provider resulted in a mandatory tender of BQH, BSE and BFY’s VRDP Shares on November 28, 2012 which were successfully remarketed by the remarketing agent. The fee agreement between MHN and its liquidity provider was renewed for a 364 day term and is scheduled to expire on June 25, 2014 unless renewed or terminated in advance. The fee agreement between BZM, MHE, BLJ and BHV and their liquidity provider is for an approximately 3 year term and is scheduled to expire on July 9, 2015 unless renewed or terminated in advance.

In the event the fee agreements are not renewed or is terminated in advance, and the Trusts do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The Trusts are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the Trusts are required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. There is no assurance the Trusts will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, Trusts are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Trusts. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of VRDP Shares prior to the initial termination date of the fee agreement, the Trusts must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares of MHN, BQH, BSE and BFY were assigned a long-term rating of Aaa from Moody’s. The VRDP Shares of BZM, MHE, BLJ and BHV were assigned an initial long-term rating of Aa2 by Moody’s under the new methodology. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of August 31, 2013, the VRDP Shares were assigned a long term rating of Aa2 for BZM, MHN, BLJ, BQH, BSE, BFY and BHV and Aa3 for MHE from Moody’s under its new rating methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such

80	ANNUAL REPORT	AUGUST 31, 2013

Notes to Financial Statements (continued)

shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of August 31, 2013, the short-term ratings of the liquidity provider and the VRDP Shares for BQH, BSE and BFY were P1, F1 and A1 and for MHN were P2, F1 and A1 as rated by Moody’s, Fitch and S&P respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares of BZM, MHE, BLJ and BHV were withdrawn by Moody’s, Fitch and S&P at the commencement of the special rate periods, as described below.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The Trusts that are not in a special rate period may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations.

The annualized dividend rates for the VRDP Shares for the year ended August 31, 2013 were as follows:

Rate
BZM	1.08%
MHE	1.08%
MHN	0.33%
BLJ	1.08%
BQH	0.27%
BSE	0.24%
BFY	0.24%
BHV	1.08%

Upon issuance of the VRDP Shares on June 14, 2012, BZM, MHE, BLJ and BHV announced a special rate period for an approximate three-year term ending June 24, 2015 with respect to VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period; however, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, BZM, MHE, BLJ and BHV are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. During the three-year term of the special rate period, BZM, MHE, BLJ and BHV will not pay any liquidity and remarketing fees and instead will pay dividends monthly based on the sum of Securities Industry and Financial Markets Association Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to VRDP Shares.

If BZM, MHE, BLJ or BHV redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015 the holder of the VRDP Shares and BZM, MHE, BLJ and BHV may mutually agree to extend the special rate period. If the rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. No short-term ratings were assigned by Moody’s, Fitch and/or S&P at issuance but will be assigned upon termination of the special rate period when the VRDP Shares revert to remarketable securities.

VRDP Shares issued and outstanding remained constant for the year ended August 31, 2013.

Offering Costs: The Trusts incurred costs in connection with their issuance of VRDP Shares were recorded as a deferred charge and will be amortized over 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which are amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense fees and amortization of offering costs in the Statements of Operations.

AMPS

The AMPS were redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS were also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Articles Supplementary/Statement of Preferences and/or Certificate of Designation (the “Governing Instrument”) were not satisfied.

From February 13, 2008 to the redemption dates listed below, the AMPS of the Trusts failed to clear any of their auctions. A failed auction was not an event of default for the Trusts, but it had negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a Trust’s AMPS than buyers.

As of August 31, 2013, the Trusts did not have any AMPS outstanding.

During the year ended August 31, 2012, BZM, MHE, BLJ, BQH, BSE, BFY and BHV announced the following redemptions of AMPS at a price of $25,000 ($50,000 for MHE) per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BZM	R-7	7/06/12	640	$16,000,000
MHE	A-7	6/21/12	185	$9,250,000
	B-7	6/20/12	185	$9,250,000
BLJ	M-7	7/10/12	751	$18,775,000
BQH	T-7	10/12/11	885	$22,125,000
BSE	R-7	10/07/11	1,623	$40,575,000
BFY	W-7	10/06/11	1,779	$44,475,000
BHV	R-7	7/06/12	467	$11,675,000

ANNUAL REPORT	AUGUST 31, 2013	81

Notes to Financial Statements (concluded)

The Trusts financed the AMPS redemptions with proceeds received from the issuance of VRDP Shares as follows:

BZM	$16,000,000
MHE	$18,500,000
BLJ	$18,700,000
BQH	$22,100,000
BSE	$40,500,000
BFY	$44,400,000
BHV	$11,600,000

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend in the following amounts per share on October 1, 2013 to Common Shareholders of record on September 16, 2013:

Common Dividend Per Share
BZM	$0.0625
MHE	$0.0625
MHN	$0.0765
BLJ	$0.0745
BQH	$0.0665
BSE	$0.0675
BFY	$0.0700
BHV	$0.0730

Additionally, the Trusts declared a net investment income dividend on October 1, 2013 payable to Common Shareholders of record on October 16, 2013 for the same amounts noted above.

The dividends declared on VRDP Shares for the period September 1, 2013 to September 30, 2013 for the Trusts were as follows:

	Series	Dividends Declared
BZM	W-7	$13,304
MHE	W-7	$15,383
MHN	W-7	$52,190
BLJ	W-7	$15,549
BQH	W-7	$2,937
BSE	W-7	$5,381
BFY	W-7	$5,900
BHV	W-7	$9,645

82	ANNUAL REPORT	AUGUST 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

BlackRock MuniHoldings New York Quality Fund, Inc.

and to the Shareholders and Board of Trustees of:

BlackRock Maryland Municipal Bond Trust,

BlackRock Massachusetts Tax-Exempt Trust (formerly The Massachusetts Health & Education Tax-Exempt Trust),

BlackRock New Jersey Municipal Bond Trust,

BlackRock New York Municipal Bond Trust,

BlackRock New York Municipal Income Quality Trust,

BlackRock New York Municipal Income Trust II, and

BlackRock Virginia Municipal Bond Trust

(collectively, the “Trusts”):

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust, including the related schedules of investments as of August 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of August 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings New York Quality Fund, Inc., BlackRock Maryland Municipal Bond Trust, BlackRock Massachusetts Tax-Exempt Trust, BlackRock New Jersey Municipal Bond Trust, BlackRock New York Municipal Bond Trust, BlackRock New York Municipal Income Quality Trust, BlackRock New York Municipal Income Trust II, and BlackRock Virginia Municipal Bond Trust, as of August 31, 2013, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

October 25, 2013

ANNUAL REPORT	AUGUST 31, 2013	83

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Maryland Municipal Bond Trust (“BZM”), BlackRock Massachusetts Tax-Exempt Trust (“MHE”), BlackRock MuniHoldings New York Quality Fund, Inc. (“MHN”), BlackRock New Jersey Municipal Bond Trust (“BLJ”), BlackRock New York Municipal Bond Trust (“BQH”), BlackRock New York Municipal Income Quality Trust (“BSE”), BlackRock New York Municipal Income Trust II (“BFY”) and BlackRock Virginia Municipal Bond Trust (BHV and together with BZM, MHE, MHN, BLJ, BQH, BSE and BFY, each a “Fund,” and, collectively, the “Funds”) met in person on April 18, 2013 (the “April Meeting”) and June 4-5, 2013 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Financial Management, Inc. or BlackRock Investment Management, LLC, as applicable (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Boards further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Funds by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

The Board of each Fund considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report, the Funds have redeemed 100% of their outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as

84	ANNUAL REPORT	AUGUST 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1 and, where applicable, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the

Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable) and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Funds. In preparation for the April Meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In

ANNUAL REPORT	AUGUST 31, 2013	85
[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category and, where applicable, a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of BZM noted that BZM ranked in the second, second and first quartiles against its Lipper Performance Universe Composite for the one-, three- and five-year periods reported, respectively.

The Board of BHV noted that BHV ranked in the first quartile against its Lipper Performance Universe Composite for each of the one-, three- and five-year periods reported.

BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for BZM and BHV in that it measures a blend of total return and yield.

The Board of each of MHE, MHN and BLJ noted that its respective Fund ranked in the first quartile against its Customized Lipper Peer Group Composite for each of the one-, three- and five-year periods reported.

The Board of BSE noted that BSE ranked in the second, second and first quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively.

BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for MHE, MHN, BLJ and BSE in that it measures a blend of total return and yield.

The Board of each of BQH and BFY noted that its respective Fund ranked in the third, third and first quartiles against its Customized Lipper Peer Group Composite for the one-, three- and five-year periods reported, respectively. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for BQH and BFY in that it measures a blend of total return and yield. The Board of each of BQH and BFY and BlackRock reviewed and discussed the reasons for its respective Fund’s underperformance during the one- and three-year periods compared to the Fund’s Customized Lipper Peer Group Composite. The Board of each of BQH and BFY was informed that, among other things, duration positioning was a negative contributor to one-year performance. For the one- and three-year periods, income was the significant driver of relative underperformance. During the course of the past year, each of BQH and BFY increased its leverage, but this increase was not enough to improve BQH’s and BFY’s yield ranking as they were hit with an above average number of bond calls, requiring BQH and BFY to replace this above average income stream with current significantly lower yielding bonds.

The Boards of BQH and BFY and BlackRock also discussed BlackRock’s strategy for improving the performance of BQH and BFY and BlackRock’s commitment to providing the resources necessary to assist the Funds’ portfolio managers and to improve the Funds’ performance.

The Boards noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2012 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of BZM noted that BZM’s contractual management fee rate ranked in the fourth quartile relative to BZM’s Expense Peers. The Board of BZM determined that BZM’s total net operating expense ratio ranked in the third quartile and was reasonable relative to the median total net operating expense ratio paid by BZM’s Expense Peers. After discussions

86	ANNUAL REPORT	AUGUST 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

between the Board, including the Independent Board Members, and BlackRock, the Board of BZM and BlackRock agreed to a voluntary advisory fee reduction, which results in savings to shareholders, effective June 6, 2013.

The Board of each of MHE, MHN, BSE and BFY noted that its respective Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers.

The Board of BLJ noted that BLJ’s contractual management fee rate ranked in the fourth quartile relative to BLJ’s Expense Peers. The Board of BLJ determined that BLJ’s contractual management fee rate was reasonable relative to the median contractual management fee rate paid by BLJ’s Expense Peers.

The Board of BQH noted that BQH’s contractual management fee rate ranked in the second quartile relative to BQH’s Expense Peers.

The Board of BHV noted that BHV’s contractual management fee rate ranked in the fourth quartile relative to BHV’s Expense Peers. The Board of BHV also noted that BHV’s total net operating expense ratio ranked in the second quartile relative to BHV’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	AUGUST 31, 2013	87

Automatic Dividend Reinvestment Plans

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agents will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BZM, BLJ, BQH, BSE, BFY and BHV that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MHE and MHN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

88	ANNUAL REPORT	AUGUST 31, 2013

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	94 RICs consisting of 90 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	94 RICs consisting of 90 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co. Inc.
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010. Trustee, Domestic Church Media Foundation since 2012.	94 RICs consisting of 90 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	94 RICs consisting of 90 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	94 RICs consisting of 90 Portfolios	The McClatchy Company (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	94 RICs consisting of 90 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	94 RICs consisting of 90 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	94 RICs consisting of 90 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	AUGUST 31, 2013	89

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	94 RICs consisting of 90 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. In 2013, the Board of Trustees unanimously approved further extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31, 2014, when he turns 75.

[2]   Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios.	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates as well as his ownership of BlackRock Securities. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Trustees of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximam age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.

90	ANNUAL REPORT	AUGUST 31, 2013

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]	Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group since 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Trusts serve at the pleasure of the Board.
[2] Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011. Effective September 13, 2013, Ms. Ackerley resigned as Vice President of the Trusts.

ANNUAL REPORT	AUGUST 31, 2013	91

Officers and Trustees (concluded)

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809 Sub-Advisors BlackRock Financial Management, Inc.[1] New York, NY 10055 BlackRock Investment Management LLC[2] Princeton, NJ 08540	Custodians State Street Bank and Trust Company[3] Boston, MA 02110 The Bank of New York Mellon[4] New York, NY 10286 Transfer Agent Common Shares Computershare Trust Company, N.A. Canton, MA 02021

VRDP Tender and Paying Agent
The Bank of New York Mellon
New York, NY 10289

VRDP Liquidity Providers
Bank of America, N.A.[4]

New York, NY 10036

Citibank, N.A.[5]

New York, NY 10179

Barclays Bank PLC[6]

New York, NY 10019

VRDP Remarketing Agents

Merrill Lynch, Pierce,
Fenner & Smith Incorporated[4]

New York, NY 10036

Citigroup Global Markets, Inc.[5]

New York, NY 10179

Barclays Capital, Inc.[6]

New York, NY 10019

		Accounting Agent State Street Bank and Trust Company Boston, MA 02110 Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036 Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809
[1] For all Trusts except MHE and MHN. [2] For MHE and MHN. [3] For all Trusts except MHN. [4] For MHN. [5] For BZM, MHE, BLJ and BHV. [6] For BQH, BSE and BFY.

92	ANNUAL REPORT	AUGUST 31, 2013

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2013 for shareholders of record on June 3, 2013 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class III Trustees as follows:

	Richard E. Cavanagh			Kathleen F. Feldstein			Henry Gabbay
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BZM	1,785,458	155,512	0	1,783,658	157,312	0	1,798,321	142,649	0
BLJ	1,676,528	92,066	0	1,676,528	92,066	0	1,675,655	92,939	0
BQH	2,453,345	51,493	0	2,433,526	71,312	0	2,445,260	59,578	0
BSE	4,906,272	263,440	0	4,898,712	271,000	0	4,846,593	323,119	0
BFY	4,205,629	81,671	0	4,196,600	90,700	0	4,205,629	81,671	0
BHV	1,402,346	89,585	0	1,390,282	101,649	0	1,402,346	89,585	0
	Jerrold B. Harris
	Votes For	Votes Withheld	Abstain
BZM	1,798,873	142,097	0
BLJ	1,676,528	92,066	0
BQH	2,449,699	55,139	0
BSE	4,844,114	325,598	0
BFY	4,204,550	82,750	0
BHV	1,401,846	90,085	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Frank J. Fabozzi, James T. Flynn, R. Glen Hubbard, W. Carl Kester and Karen P. Robards.

Approved the Trustees as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHE	1,978,641	96,296	0	1,978,641	96,296	0	1,979,031	95,906	0
MHN	23,940,318	1,173,431	0	24,016,236	1,097,513	0	23,967,527	1,146,222	0
	Frank J. Fabozzi¹			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHE	185	0	0	1,970,586	104,351	0	1,978,641	96,296	0
MHN	2,436	0	0	23,445,622	1,668,127	0	23,518,200	1,595,549	0
	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHE	1,978,641	96,296	0	1,976,628	98,309	0	1,973,628	101,309	0
MHN	24,007,741	1,106,008	0	23,492,141	1,621,608	0	23,786,532	1,327,217	0
	W. Carl Kester¹			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MHE	185	0	0	1,972,600	102,337	0
MHN	2,436	0	0	23,945,220	1,168,529	0

[1]	Voted on by holders of Preferred Shares only.

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

ANNUAL REPORT	AUGUST 31, 2013	93

Additional Information (continued)

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if a fund markets itself as providing investment exposure to such instruments. To the extent a Trust uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect to each Trust.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by shareholders of BSE and BQH on July 27, 2010 in the Supreme Court of the State of New York, New York County. The complaint named the Manager, BlackRock, Inc. and certain of the trustees, officers and portfolio managers of BSE and BQH as defendants. The complaint alleged, among other things, that the parties named in the complaint breached fiduciary duties owed to BSE and BQH and their Common Shareholders by redeeming auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities (collectively, “AMPS”) at their liquidation preference. The complaint sought unspecified damages for losses purportedly suffered by BSE and BQH as a result of the prior redemptions and injunctive relief preventing BSE and BQH from redeeming AMPS at their liquidation preference in the future. On March 15, 2012, the Supreme Court of the State of New York, New York County entered an order consolidating the above-referenced derivative complaint with another derivative complaint, containing almost identical allegations, already pending in that court. The court on March 15, 2012, also granted plaintiffs permission to file an amended complaint. On April 16, 2012, the plaintiffs filed a Consolidated Shareholder Derivative Complaint containing allegations substantially similar to those in the original complaint. Defendants moved to dismiss the Consolidated Shareholder Derivative Complaint on July 20, 2012. Plaintiffs on September 14, 2012 moved to hold the defendants’ motion to dismiss in abeyance and allow plaintiffs to conduct limited discovery before responding to the motion. After the parties agreed to proceed with limited discovery, plaintiffs advised defendants that they would withdraw their action and, on June 10, 2013, the parties filed a stipulation dismissing the Consolidated Shareholder Derivative Complaint without prejudice, subject to the approval of the court. The court dismissed the case without prejudice on June 17, 2013.

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

On June 7, 2013, the Board approved removing MHE’s investment policy of investing at least 80% of its total assets in Massachusetts Health & Education Obligations. The Board approved this investment policy amendment in order to increase the flexibility of investments eligible for purchase by MHE. MHE will continue to maintain its other 80% policies, including (i) to invest at least 80% of its total assets in obligations that are deemed to be “investment grade” and (ii) to invest its assets so that, during any fiscal year, at least 80% of the income generated by the Trust will be exempt from regular Federal income taxes and Massachusetts personal income taxes and from the Federal alternative minimum tax. This investment policy amendment went into effect on August 13, 2013. In connection with this investment policy amendment, MHE changed its name from “The Massachusetts Health & Education Tax-Exempt Trust” to “BlackRock Massachusetts Tax-Exempt Trust” as of August 13, 2013.

During the period, other than as described above, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

94	ANNUAL REPORT	AUGUST 31, 2013

Additional Information (concluded)

General Information (concluded)

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ web-sites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2013	95

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-STMUNI-8-8/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New Jersey Municipal Bond Trust	$29,463	$29,200	$0	$6,000	$7,300	$7,300	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New Jersey Municipal Bond Trust	$7,300	$13,300

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of
Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):
Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2013.

(a)(1) The registrant is managed by a team of investment professionals comprised of Robert Sneeden, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each of the foregoing professionals is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Sneeden, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2008, 2006 and 2006, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
Robert Sneeden	Director of BlackRock since 2006; Vice President of MLIM from 1998 to 2006.

(a)(2) As of August 31, 2013:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	63	0	0	0	0	0
	$22.84 Billion	$0	$0	$0	$0	$0
Walter O’Connor	63	0	0	0	0	0
	$22.84 Billion	$0	$0	$0	$0	$0
Robert Sneeden	11	0	0	0	0	0
	$1.86 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of the Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2013:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Theodore R. Jaeckel, Jr.

A combination of peer based fund classifications or subsets thereof (e.g., Lipper Intermediate Debt Funds classification, Lipper NJ Municipal Debt Funds classification, Lipper Closed-End General Bond Fund classification, subset of Lipper Closed-End High Quality/Insured Muni Debt Leveraged Fund classification, subset of Lipper Closed-End Other Single State High Quality/Insured Muni Fund classification).

Walter O’Connor	A combination of market-based indices (e.g., Barclays Muni Bond Index, Standard &

Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.
Robert Sneeden

A combination of peer based fund classifications or subsets thereof (e.g., a subset of Lipper High Quality/Insured Muni Debt Leveraged Fund classification, a subset of Lipper Closed-End General & Ins. Muni Debt (Leveraged) Fund classification, a subset of Lipper Closed-End Other States Municipal Debt Funds, a subset of Lipper Closed-End New Jersey Municipal Debt Funds).

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal

Revenue Service limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2013.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None
Robert Sneeden	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12  – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New Jersey Municipal Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New Jersey Municipal Bond Trust

Date: November 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New Jersey Municipal Bond Trust

Date: November 4, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New Jersey Municipal Bond Trust

Date: November 4, 2013